UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22974

Eagle Point Credit Company Inc.

(Exact name of registrant as specified in charter)

20 Horseneck Lane

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Credit Company Inc.

20 Horseneck Lane

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann

Philip Hinkle
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE. The Registrant is filing this amendment to its Form N-CSR for the period ended June 30, 2018, originally filed with the Securities and Exchange Commission on August 14, 2018 (Accession Number 0001144204-18-044182), to amend Item 1, “Report to Stockholders”. This filing is being made prior to the distribution of the Registrant’s Semiannual Report to stockholders for the sole purpose of making a non-material revision to the Registrant’s Semiannual Report by updating the “Top 10 Industries of Underlying Obligors” table on page 5 thereof. Except as set forth above, this amendment does not amend, update or change any other items or disclosures found in the original Form N-CSR filing.

Item 1.	Report to Stockholders

The Company’s Semiannual Report to stockholders for the six months ending June 30, 2018 is filed herewith.

Eagle Point Credit Company

FIRST HALF 2018 STOCKHOLDER LETTER AND SEMIANNUAL REPORT

NYSE SYMBOLS: ECC / ECCA / ECCB / ECCY / ECCX

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Dear Fellow Stockholders:

We are pleased to provide you with the enclosed report of Eagle Point Credit Company Inc. (“we,” “us,” “our” or the “Company”) for the six months ended June 30, 2018.

The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve these objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) and may also invest in other securities or instruments that are related investments or that are consistent with our investment objectives. The Company has a long-term oriented investment philosophy and invests primarily with a buy-and-hold mentality, though from time to time we will sell investments in the secondary market.

While the CLO market continues to garner increasing attention from investors, we believe the CLO market, and CLO equity in particular, remains inefficient. We firmly believe that in less efficient markets, specialization matters and the Company benefits from the investment experience of Eagle Point Credit Management LLC (our “Adviser”), which continues to apply its proprietary, private equity style investment process in a fixed income market. This process is focused on seeking to garner advantageous pricing and terms, and, importantly, to mitigate potential risks for the benefit of our stockholders.

The rising rate environment and continued expansion of the US economy characterized the first half of 2018. With the Fed, as widely expected, increasing short-term interest rates twice during the period (and with market expectations for additional increases in the second half of 2018 and into 2019), strong demand for floating rate assets (including CLOs) continued during the first half of the year. For the six months ended June 30, 2018, the S&P 500 Index, Merrill Lynch High Yield Master II Index and Credit Suisse Leverage Loan Index (“CSLLI”) generated returns of 2.65%, 0.07% and 2.38%, respectively.

While demand and issuance for CLOs remain strong, marketwide loan spread compression continued to have an impact on yields, albeit at a slowing pace. We have been opportunistically deploying capital into new investments with higher weighted average effective yields than the weighted average of our CLO equity portfolio and believe those investments should generate additional value for our portfolio over the longer term.

Past performance is not indicative of, or a guarantee of, future performance.

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For the six months ended June 30, 2018, the Company generated a net increase in net assets resulting from operations of $17.64 million, or $0.84 per weighted average common share1 (inclusive of unrealized gains). This represents a non-annualized return on our common equity of approximately 5.31% during the first half of 2018.2

With the current credit cycle in its tenth year and many major indices still trending near record highs, we believe our portfolio is well-positioned to capitalize on current markets and also to take advantage of loan price volatility through our CLO equity investments when conditions in the credit markets become less favorable.

In general, in pursuing our investment objective, our Adviser considers the remaining weighted average reinvestment period of our CLO equity holdings with a view to maximize such period. As of June 30, 2018, almost all of the CLO equity positions held by the Company were in their reinvestment periods. In addition to making investments in newly issued CLOs (which often have five-year reinvestment periods), our Adviser also focused considerable attention in the first six months of 2018 seeking to maximize value through resetting CLOs in our portfolio, as noted in our previous annual stockholder letter.

During the first six months of 2018, the Company was involved in 12 CLO resets and 1 CLO refinancing. In a CLO reset, the CLO’s indenture, which sets forth the terms governing the CLO, is re-opened and such terms can be re-negotiated. Among other potential benefits, resetting a CLO renews the reinvestment period on the CLO, often by five years. We believe that the ability to lengthen the term of a CLO equity investment is a key benefit of the Company’s permanent structure and that many limited life investment vehicles are not fully able to capture the value of this benefit. As a result of resetting a CLO, there are one-time transaction costs (e.g., dealer fees, attorney fees, and related costs) which typically reduce the next equity distribution on a CLO. Wherever possible, our Adviser seeks to keep these costs to a minimum. The “payback period”, or the breakeven point, associated with the costs on many resets has generally been three to six months. As a result of the significant reset activity during the first half of 2018, the weighted average remaining reinvestment period of our CLO equity portfolio at June 30, 2018 was approximately 2.49 years, an increase from 2.47 years as of December 31, 2017, despite six months of time decay.

By taking a proactive approach to our investments, we have sought to leverage the deep investing experience of our Adviser to achieve attractive pricing and terms on these actions. In our view, the activities undertaken in this regard should ultimately produce greater cash flows from our CLO equity investments than had we not taken any action, thus generating additional value for our portfolio to the benefit of our stockholders.

1 “Weighted average common share” is calculated based on the average daily number of shares of common stock outstanding during the period and “per common share” refers to per share of the Company’s common stock.

2 Return on our common equity reflects the Company’s monthly cumulative performance net of applicable expenses and fees measured against beginning capital.

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We also continue to prudently manage the Company’s capital structure. During the first six months of 2018, the Company completed an underwritten public offering of shares of our common stock and raised additional capital through the at-the-market program. We believe these issuances were beneficial to the Company as shares were issued at a premium to NAV with net proceeds utilized to seek vintage period diversification within our investment portfolio. Additionally, we effectively refinanced our 7.00% notes due 2020 (ECCZ) through the issuance of our 6.6875% notes due 2028 (ECCX) at our lowest cost of debt to date. Another benefit of the ECCX issuance was a significant increase to the weighted average maturity on our outstanding notes and preferred stock to eight years, up from six years as of December 31, 2017.

From December 31, 2017 through June 30, 2018, the Company’s net asset value (“NAV”) modestly declined by 1.6%, from $16.77 per common share to $16.51 per common share. Further, as described below, during the first six months of the year, the Company paid aggregate distributions totaling $1.20 per share of common stock with respect to distributions declared in 2018. As of July 31, 2018, management’s unaudited estimate of the range of the Company’s NAV per common share was between $16.64 and $16.74. The midpoint of this range represents an increase of 1.1% compared to the NAV per common share as of June 30, 2018.

As we look to the balance of 2018, we expect to continue to receive consistent cash flows from our portfolio and our Adviser continues to evaluate and pursue investment opportunities that it believes are attractive, while selling securities when it believes there is particularly strong demand and pricing. We also expect to opportunistically continue our reset activity to further lower the funding costs of the CLOs in which we are invested. We remain disciplined in our approach to investing.

Company Overview

Common Stock

The Company’s common stock trades on the New York Stock Exchange (“NYSE”) under the symbol “ECC.” As of June 30, 2018, the NAV per share of the Company’s common stock was $16.51. The trading price of our common stock may, and often does, differ from NAV per share.

The closing price per share of our common stock was $18.17 on June 30, 2018, representing a 10.05% premium to NAV per share as of such date.3

From our IPO through June 30, 2018, our common stock has traded on average at a 10.74% premium to NAV. As of August 8, 2018, the closing price per share of common stock was

3 An investment company trades at a premium when the market price at which its shares trade is more than its net asset value per share. Alternatively, an investment company trades at a discount when the market price at which its shares trade is less than its net asset value per share. Past performance is not indicative of, or a guarantee of, future performance.

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$18.50, a premium of 10.84% compared to the midpoint of management’s unaudited and estimated NAV range of $16.64 to $16.74 as of July 31, 2018.

In January 2018, the Company completed an underwritten public offering of 2,242,500 shares of its common stock (including full exercise of the underwriters’ overallotment option) at a public offering price of $18.25 per share, representing an 8.8% gross premium to the Company’s NAV per share of common stock of $16.77 as of December 31, 2017. The offering resulted in net proceeds to the Company of approximately $38.9 million. Additionally, in connection with our at-the-market offering established in June 2017, the Company sold 656,201 shares of our common stock during the six months ended June 30, 2018 for total net proceeds to the Company of approximately $11.6 million.

During the first six months of the year, the Company paid aggregate distributions totaling $1.20 per share of common stock with respect to distributions declared in 2018. This represents a 13.1% annualized distribution rate based on the average daily price of our common stock during the six-month period ending June 30, 2018 of $18.31 per share. An investor who purchased common stock as part of our IPO in October 2014 at $20 per share has received total cash distributions of $9.20 per share since the IPO. A certain portion of these distributions was comprised of a return of capital as described at the time of the applicable distribution.4

For the quarters ended March 31, 2018 and June 30, 2018, the Company recorded $0.50 and $0.34 per share of common stock, respectively, in quarterly net investment income and realized capital gains and losses. This was below the Company’s quarterly distribution run-rate of $0.60 per share of common stock (based on three separate monthly distributions of $0.20 per share). The lower quarterly totals were primarily attributable to the effects of spread compression impacting yield as well as some “cash drag” from capital raised in the common stock offering noted above as there is typically a lag between capital raises and deployment of the respective proceeds. Additionally, the Company’s NII net of realized capital losses for the quarter ended June 30, 2018 is net of $4.3 million or $0.20 per weighted average common share of non-recurring charges related to the accelerated amortization associated with the redemption of the ECCZ notes and offering expenses related to the ECCX issuance.

The Company remains highly focused on earning its regular common distribution over the long term through a combination of net investment income plus realized capital gains. While capital

4 To date, a portion of certain such distributions has been estimated to be a return of capital as noted in the Company’s Section 19 notices available on its website. For the fiscal periods ending June 30, 2018, December 31, 2017, and December 31, 2016, distributions made by the Company were comprised of a return of capital, as calculated on a per share basis, of 29.2%, 5.9% and 8.3%, respectively. Additionally, for the fiscal periods ending June 30, 2018, December 31, 2017, and December 31, 2016, distributions made by the Company were comprised of net realized capital gains, as calculated on a per share basis, of 5.0%, 8.6% and 5.0%, respectively. Distribution amounts not attributable to net realized capital gains or return of capital were sourced from net investment income. A distribution comprised in whole or in part by a return of capital does not necessarily reflect the Company’s investment performance and should not be confused with “yield” or “income”. Future distributions may consist of a return of capital. Not a guarantee of future distributions or yield.

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raises have created some level of cash drag, we believe the risk-adjusted returns of the Company are enhanced by varying our portfolio across vintage periods through new investments. As with our approach to investments, our approach to financing is focused on the long term.

Each quarter since our IPO, quarterly cash flows from the investment portfolio have covered distributions on our common stock. These cash flows remained strong in the first half of 2018, totaling $58.1 million, or $2.76 per weighted average common share.

We also want to highlight the Company’s dividend reinvestment plan for common stockholders. This plan allows common stockholders to have their distributions automatically reinvested into new shares of common stock. If the prevailing market price of our common stock exceeds our NAV per share by a certain margin as described in the plan, such reinvestment is at a discount to the prevailing market price. We encourage all common stockholders to carefully review the terms of the plan.

Other Securities

In addition to our common stock, the Company has four other securities which trade on the NYSE, which are summarized below:

Security	NYSE Symbol	Par Amount Outstanding	Rate	Payment Frequency	Callable	Maturity
7.75% Series A Term Preferred Stock due 2022 (“Series A Term Preferred Stock”)	ECCA	$45.5 million	7.75%	Monthly	June 2018	June 2022
7.75% Series B Term Preferred Stock due 2026 (“Series B Term Preferred Stock”)	ECCB	$46.7 million	7.75%	Monthly	October 2021	October 2026
6.75% Notes due 2027 (“ECCY Notes”)	ECCY	$31.6 million	6.75%	Quarterly	September 2020	September 2027
6.6875% Notes due 2028 (“ECCX Notes”)	ECCX	$67.3 million	6.6875%	Quarterly	April 2021	April 2028

The Company achieved another significant milestone with the issuance of our ECCX Notes in April 2018. We took advantage of strong market conditions and effectively refinanced our ECCZ Notes, which were fully redeemed in May 2018. The ECCX Notes have a fixed coupon of 6.6875%, which is 31.25 basis points lower than the ECCZ Notes they replaced and represents

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our lowest cost of debt to date. Perhaps even more importantly, we replaced notes that had less than three years of life remaining with notes that have a ten-year maturity. As a result, the weighted average maturity on our outstanding notes and preferred stock is approximately eight years, up from six years prior to these transactions. In addition, all of our financing is fixed rate, which provides us with added certainty in a rising rate environment.

As of June 30, 2018, we had debt and preferred securities outstanding which totaled approximately 35% of our total assets (less current liabilities). Over the long term, management expects the Company to operate under current market conditions generally with leverage within a range of 25% to 35% of total assets. As market conditions evolve, or should significant opportunities present themselves, the Company may incur leverage outside of this range, subject to applicable regulatory limits.

Monthly Common Distributions

The Company has declared nine monthly distributions of $0.20 per share of common stock from January 2018 through September 2018 and has paid a cumulative $1.40 per share of common stock thus far in 2018 as of July 31, 2018.5 We intend to continue declaring monthly distributions on shares of our common stock, although we note that the actual components and amount of such distributions are subject to variation over time.

Portfolio Overview

First Half of 2018 Portfolio Update

Our portfolio continues to generate consistent cash flows. During the six month period ended June 30, 2018, the Company received cash distributions from our portfolio of $58.1 million, or approximately $2.76 per weighted average common share. We seek to reinvest cash flows in excess of our costs and distributions into new investments in a manner consistent with our investment objectives and strategy.

During the six months ended June 30, 2018, the Company made 42 new CLO equity and debt investments with total purchase proceeds of approximately $123.3 million. The Company also opportunistically sold 28 CLO equity and debt investments, generating aggregate sales proceeds of approximately $58.6 million. While in general the Company operates with a buy-and-hold approach, many of these sales were focused on harvesting gains from opportunistic investments that the Company made last year and earlier this year in the secondary market at discounted prices. The proceeds from sales were typically earmarked for new purchases in the primary market.

5 To date, a portion of certain such distributions has been estimated to be a return of capital as noted in the Company’s Section 19 notices available on its website. See also footnote 4 on previous page.

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In addition to new investment activity, the Company was particularly active in resetting CLOs in our portfolio. For the first six months of 2018, the Company completed 12 CLO resets, which allowed us to lengthen the reinvestment period of each CLO reset by up to five years while reducing their weighted average cost of debt. While these actions take significant time and effort (sometimes becoming more involved than negotiating a new CLO investment), we believe the resets are accretive to our net income. Many of these transactions occurred in CLOs where the Company, or the Company together with other clients of our Adviser, hold a majority interest in the equity class, providing us a meaningful advantage in pursuing additional value through resets. As a reminder, a reset typically causes a one-time reduction in CLO equity cash flows. However, we believe this is money well spent and that our investments will allow us to harvest increased cash flows in the future versus had these actions not been taken.

While spread compression and the recalibration of effective yields continues to have an impact on the portfolio, we believe we have reached an inflection point as a result of our recent investments that typically have a weighted average effective yield well above our overall portfolio, and due to our proactive refinance/reset activity. As of June 30, 2018, the weighted average effective yield on our CLO equity portfolio was 14.08%, compared to 14.42% as of December 31, 2017. Importantly, we highlight that the Company’s effective yields include an allowance for future credit losses.

Our Adviser continues to seek attractive investment opportunities on our behalf and continues to evaluate a number of opportunities both in the primary and secondary markets. Maintaining varied exposure to CLO vintage periods remains a very important part of our investment approach. As of June 30, 2018, our Adviser has approximately $2.3 billion of assets under management (inclusive of unfunded capital commitments). We believe the scale and experience of our Adviser in CLO investing provides the Company with meaningful advantages.

Included within the enclosed report, you will find detailed portfolio information, including certain look-through information related to the underlying collateral characteristics of the CLO equity and other unrated investments that we held as of June 30, 2018.

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Market Overview

Loan Market

The Credit Suisse Leveraged Loan Index (CSLLI)6 had a total return of 2.38% for the first six months of the year, tracking slightly above last year’s pace.

The stability of loan prices continues to result in a significant percentage of the loan market trading at or above par. As of June 30, 2018, 24% of the S&P/LSTA Leveraged Loan Index7 was trading at par and above, according to S&P Capital IQ. This compares to 66% as of December 31, 2017. Subsequently, as of July 31, 2018, 47% of the Index was trading at par and above.

According to S&P Capital IQ, total institutional loan issuance was $271 billion during the first half of 2018, slightly below the record $297 billion amount recorded in the first half of 2017, and driven primarily by the significant amount of reset activity thus far in 2018. Leveraged buyout (LBO) and merger & acquisition (M&A) deals increased by 12% year-over-year to $183 billion. Total institutional loans outstanding was $1.048 trillion as of June 30, 2018, up 11% from the prior year, providing a large market for our CLOs to continue investing and reinvesting.

Favorable loan market technicals for issuers continued to persist in the first half of 2018, aided by strong demand for loans, including from CLOs, retail funds and institutional separately managed accounts. According to J.P. Morgan8, retail loan funds have experienced over $8 billion of net inflows in the first half of 2018 (compared to total inflows of $9.4 billion for all of 2017).

While loan spreads remain compressed, the pace of the tightening has slowed, and notably, not a single syndicated loan was repriced in July, according to JP Morgan. 8 It has been years since this has occurred. We continue to work diligently to mitigate the compression by refinancing and resetting various CLOs in our portfolio.

As a result of increased demand, we are seeing certain loan fundamentals decreasing. The loan market exposure to single-B is at record levels and more issuers are utilizing EBITDA adjustments when marketing new loans. That said, the lagging 12-month default rate by principal amount on the S&P/LSTA Leveraged Loan Index remains well below the historical average. As of June 30, 2018, this default rate was 1.95% versus the long-term average of 3.0%. We expect defaults to remain below the historical average over the near-to-medium term given the low percentage of loans with maturities before 2021, that approximately three-quarters of loan issuance is covenant-lite, according to S&P Capital IQ (and therefore, we expect few technical defaults), and that the U.S. economy and corporate fundamentals remain relatively

6 The CSLLI tracks the investable universe of the US dollar-denominated leveraged loan market. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index.

7 The S&P/LSTA Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon weightings, spreads and interest payments.

8 JPMorgan Chase & Co. North American Credit Research – JPM High Yield and Leveraged Loan Research (cumulative 2018 reports).

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healthy. However, as we have shared in the past, a low default rate does not mean that the loan market will not experience loan price volatility. When loan price volatility inevitably presents itself, we believe the portfolio’s CLOs will be well positioned to take advantage. For example, we expect that CLOs that have recently been reset will benefit to a meaningfully greater extent during such periods of volatility than had their reinvestment period not been extended.

CLO Market

Although spreads widened modestly over the last few months over the capital structure, the cost of financing for new issue CLOs (as well as resets and refinancings) fell modestly compared to the start of the year. According to J.P. Morgan, primary AAA CLO spreads tightened from 115bps as of December 31, 2017 to 112bps as of June 30, 2018 and are still near post-crisis tights.

Buoyed by the rising rate environment and stable US markets, CLO issuance was on pace in the first half of 2018 to exceed 2014’s record, and is well ahead of our initial annualized forecast and most dealers’ original projections. For the first half of 2018, according to S&P Capital IQ, US CLO issuance totaled $68.7 billion compared to $52.5 billion in the first six months of 2017. The $36.6 billion of issuance in the second quarter of 2018 is the second highest quarterly volume in the CLO 2.0 era, behind only the second quarter of 2014.

In addition to the increase in new issue activity, the first half of 2018 also saw a significant increase in reset volume compared to 2017. Reset activity during the first six months of 2018 of $67.2 billion has already exceeded the full year 2017 reset volume of $65.0 billion. CLOs from 2015 and 2016, typically with high liability costs, have been coming off of non-call and proactive equity investors are driving resets of many of the CLOs from those vintages. Further, the repeal of risk retention, which unto itself hasn’t meaningfully increased volume, triggered change-in-law provisions contained in many CLOs, allowing for easier re-use of existing CLO vehicles.

In addition, through the end of June 2018, total U.S. CLO refinancing volume was $16.2 billion, a fraction of the $102.0 billion of record refinancing volume in 2017.

According to S&P Capital IQ, 86 CLO collateral managers in the US have issued CLOs so far in 2018. This compares to 64 during the same period last year. During all of 2017, 95 collateral managers issued CLOs, an increase from 2016’s 81 issuers.

Overall, we expect the second half of 2018 to be just as busy as the first half, due to strong demand for CLO debt and equity, many second half 2016 vintage CLOs – typically with high debt costs – coming off of non-call, and many 2014 vintage CLOs, which are likely to be exiting their reinvestment periods, seeking to extend their reinvestment periods via resets.

Additional Information

In addition to the Company’s regulatory requirement to file certain quarterly and semi-annual portfolio information as described further in the enclosed report, the Company makes a monthly

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estimate of NAV and certain additional financial information available to investors via our website (www.eaglepointcreditcompany.com). This information includes (1) an estimated range of the Company’s net investment income and realized capital gains or losses per share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimated range of the Company’s NAV per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end, and (3) during the latter part of each month, an updated estimate of NAV, if applicable, and, with respect to each calendar quarter end, an updated estimate of the Company’s net investment income and realized capital gains or losses per share for the applicable quarter, if available.

Subsequent Developments

In the period from July 1, 2018 through August 8, 2018, the Company issued 561,595 shares of our common stock pursuant to the “at-the-market” offering, for total net proceeds to the Company of approximately $10.1 million.

Management’s unaudited estimate of the range of the Company’s NAV per share of common stock was between $16.64 and $16.74 as of July 31, 2018.

On July 2, 2018, the Company declared three separate distributions of $0.20 per share on its common stock. The first distribution was paid on July 31, 2018 to holders of record on July 12, 2018. The additional distributions are payable on each of August 31, 2018 and September 28, 2018 to holders of record on August 13, 2018 and September 12, 2018, respectively.

On July 2, 2018, the Company declared three separate distributions of $0.161459 per share on each series of preferred stock. The first distribution was paid on July 31, 2018 to holders of record on July 12, 2018. The additional distributions are payable on each of August 31, 2018 and September 28, 2018 to holders of record on August 13, 2018 and September 12, 2018, respectively.

In the period from July 1, 2018 through August 8, 2018, the Company received cash distributions on its investment portfolio of $20.6 million. During that same period, the Company made gross new investments totaling $8.4 million. As of August 8, 2018, the Company had $32.8 million of cash available for investment.

We appreciate the trust and confidence our stockholders have placed in the Company.

Thomas Majewski

Chief Executive Officer

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This letter is intended to assist stockholders in understanding the Company’s performance during the six months ended June 30, 2018. The views and opinions in this letter were current as of August 14, 2018. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Company undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this stockholder letter and you should not consider information contained on our website to be part of this stockholder letter or any other report we file with the Securities and Exchange Commission.

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Eagle Point Credit Company Inc.

Semiannual Report – June 30, 2018

1

Important Information

This report is transmitted to the stockholders of Eagle Point Credit Company Inc. (“we”, “us”, “our” or the “Company”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the US Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Credit Management LLC (the “Adviser”) and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of June 30, 2018. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither Eagle Point Credit Management LLC (the “Adviser”) nor the Company provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

About Eagle Point Credit Company Inc.

The Company is a publicly-traded, non-diversified, closed-end management investment company. The Company’s investment objectives are to generate high current income and capital appreciation primarily through investment in equity and junior debt tranches of CLOs.  The Company is externally managed and advised by Eagle Point Credit Management LLC. The Company makes certain unaudited portfolio information available each month on its website in addition to making certain other unaudited financial information available on its website (www.eaglepointcreditcompany.com). This information includes (1) an estimated range of the Company’s net investment income (“NII”) and realized capital gains or losses per weighted average share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimated range of the Company’s net asset value (“NAV”) per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end, and (3) during the latter part of each month, an updated estimate of NAV, if applicable, and, with respect to each calendar quarter end, an updated estimate of the Company’s NII and realized capital gains or losses for the applicable quarter, if available.

2

Information contained on our website is not incorporated by reference into this Semiannual Report and you should not consider information contained on our website to be part of this Semiannual Report or any other report we file with the SEC.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

Notes

[1]	The summary of portfolio investments shown is based on the estimated fair value of the underlying positions as of June 30, 2018.
[2]	The information presented herein is on a look-through basis to the collateralized loan obligation, or “CLO”, equity and related investments (i.e. loan accumulation facilities) held by the Company as of June 30, 2018 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to June 2018 and from custody statements and/or other information received from CLO collateral managers and other third party sources. Information relating to the market price of underlying collateral is as of month end; however, with respect to other information shown, depending on when such information was received, the data may reflect a lag in the information reported. As such, while this information was obtained from third party data sources, June 2018 trustee reports and similar reports, other than market price, it does not reflect actual underlying portfolio characteristics as of June 30, 2018 and this data may not be representative of current or future holdings.
[3]	We obtain exposure in underlying senior secured loans indirectly through our investments in CLOs.
[4]	Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group, or “S&P,” or, for comparison and informational purposes, if S&P does not assign a rating to a particular obligor, the weighted average rating shown reflects the S&P equivalent rating of a rating agency that rated the obligor provided that such other rating is available with respect to a CLO equity or related investment held by us. In the event multiple ratings are available, the lowest S&P rating, or if there is no S&P rating, the lowest equivalent rating, is used. The ratings of specific borrowings by an obligor may differ from the rating assigned to the obligor and may differ among rating agencies. For certain obligors, no rating is available in the reports received by the Company and they are not reflected in this data. Ratings below BBB- are below investment grade. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com). This data includes underlying portfolio characteristics of the Company’s CLO equity and loan accumulation facility portfolio.
[5]	Industry categories are based on the S&P industry categorization of each obligor as reported in CLO trustee reports to the extent so reported. Certain CLO trustee reports do not report the industry category of all of the underlying obligors and where such information is not reported, it is not included in the summary look-through industry information shown; if they were reflected, they would represent 5.01%. As such, the Company’s exposure to a particular industry may be higher than that shown if industry categories were available for all underlying obligors. In addition, certain underlying obligors may be re-classified from time to time based on developments in their respective businesses and/or market practices. Accordingly, certain underlying borrowers that are currently, or were previously, summarized as a single borrower in a particular industry may in current or future periods be reflected as multiple borrowers or in a different industry, as applicable.

3

Summary of Certain Unaudited Portfolio Characteristics

The information presented below is on a look–through basis to the collateralized loan obligation, or “CLO”, equity and related investments held by the Company as of June 30, 2018 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to June 2018 and from custody statements and/or other information received from CLO collateral managers, or other third party sources.

Summary of Portfolio Investments (as of 6/30/2018)[1]

Summary of Underlying Portfolio Characteristics (as of 6/30/2018)[2]

Number of Unique Underlying Obligors	1,332
Largest Exposure to an Individual Obligor	0.98%
Average Individual Obligor Exposure	0.08%
Top 10 Obligors Exposure	6.40%
Currency: USD Exposure	99.8%
Aggregate Indirect Exposure to Senior Secured Loans[3]	97.50%
Weighted Average Junior OC Cushion	4.27%
Weighted Average Market Value of Collateral	98.34%
Weighted Average Stated Spread	3.56%
Weighted Average Rating[4]	B+/B
Weighted Average Maturity	5.3 years

Please see footnote disclosures on page 3.

4

The top ten underlying obligors on a look-through basis to the Company’s CLO equity and other unrated investments as of June 30, 2018 are provided below:

Top 10 Underlying Obligors[2]

Obligor	% of Total
Dell Inc	1.0%
Asurion	0.7%
TransDigm	0.7%
Altice	0.6%
American Airlines Inc	0.6%
First Data Corp	0.6%
Energy Future Holdings	0.6%
CenturyLink	0.6%
Albertsons	0.6%
Numericable	0.5%
Total	6.4%

The top ten industries of the underlying obligors on a look-through basis to the Company’s CLO equity and other unrated investments as of June 30, 2018 are provided below:

Top 10 Industries of Underlying Obligors[2,5]

Industry	% of Total
Health care	7.6%
Technology	6.2%
Telecommunications	5.6%
Business equipment & services	5.5%
Electronics/electrical	5.4%
Radio & Television	5.0%
Financial intermediaries	4.8%
Lodging & casinos	4.5%
Utilities	3.6%
Building & Development	3.4%
Total	51.7%

The credit ratings distribution of the underlying obligors on a look-through basis to the Company’s June 30, 2018 is provided below:

Rating Distribution of Underlying Obligors[2,4]

The maturity distribution of the underlying obligors on a look-through basis to the Company’s CLO equity and other unrated investments as of June 30, 2018 is provided below:

Maturity Distribution of Underlying Obligors[2]

Please see footnote disclosures on page 3.

5

Consolidated Financial Statements for the Six Months Ended
June 30, 2018 (Unaudited)

6

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2018

(expressed in U.S. dollars)

(Unaudited)

ASSETS
Investments, at fair value (cost $549,081,103)	$528,922,857
Receivable for securities sold	29,566,882
Interest receivable	15,031,487
Cash	1,232,032
Prepaid expenses	633,403
Total Assets	575,386,661

LIABILITIES

6.6875% Unsecured Notes due 2028, at fair value (aggregate principal amount of $67,277,675) (Note 7)	66,144,719

7.75% Series A Term Preferred Stock due 2022 (Note 6):
7.75% Series A Term Preferred Stock due 2022 (1,818,000 shares outstanding)	45,450,000
Unamortized deferred debt issuance costs associated with 7.75% Series A Term Preferred Stock due 2022	(1,376,387)
Net 7.75% Series A Term Preferred Stock due 2022 less associated unamortized deferred debt issuance costs	44,073,613

7.75% Series B Term Preferred Stock due 2026 (Note 6):
7.75% Series B Term Preferred Stock due 2026 (1,867,584 shares outstanding)	46,689,600
Unamortized deferred debt issuance costs associated with 7.75% Series B Term Preferred Stock due 2026	(2,174,771)
Net 7.75% Series B Term Preferred Stock due 2026 less associated unamortized deferred debt issuance costs	44,514,829

6.75% Unsecured Notes due 2027 (Note 7):
6.75% Unsecured Notes due 2027	31,625,000
Unamortized deferred debt issuance costs associated with 6.75% Unsecured Notes due 2027	(1,218,607)
Net 6.75% Unsecured Notes due 2027 less associated unamortized deferred debt issuance costs	30,406,393

Payable for securities purchased	28,034,350
Management fee payable	1,961,336
Incentive fee payable	1,172,405
Professional fees payable	260,500
Directors' fees payable	198,750
Administration fees payable	188,478
Tax expense payable	45,000
Due to affiliates	15,528
Other expenses payable	21,400
Total Liabilities	217,037,301

COMMITMENTS AND CONTINGENCIES (Note 9)

NET ASSETS applicable to 21,702,865 shares of $0.001 par value common stock outstanding	$358,349,360

NET ASSETS consist of:
Paid-in capital (Note 5)	$408,654,073
Aggregate common stock distributions paid in excess of net investment income	(38,448,516)
Accumulated net realized gain (loss) on investments	8,709,007
Net realized gain (loss) on the extinguishment of debt	(1,539,914)
Net unrealized appreciation (depreciation) on investments	(19,025,290)
Total Net Assets	$358,349,360
Net asset value per share of common stock	$16.51

See accompanying notes to the consolidated financial statements

7

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of June 30, 2018

(expressed in U.S. dollars)

(Unaudited)

Issuer (1)	Investment (2)	Principal Amount	Cost	Fair Value (3)	% of Net Assets
CLO Debt (4)
Avery Point V CLO, Limited	CLO Secured Note - Class E (7.25% due 7/17/26)	$1,000,000	$980,105	$975,000	0.27%
Avery Point V CLO, Limited	CLO Secured Note - Class F (7.85% due 7/17/26)	813,000	748,309	742,350	0.21%
CIFC Funding 2015-III, Ltd.	CLO Secured Note - Class F-R (9.16% due 4/19/29)	2,450,000	2,353,649	2,304,715	0.64%
Cutwater 2015-I, Ltd.	CLO Secured Note - Class F (9.45% due 7/15/27)	1,000,000	980,529	995,200	0.28%
Dryden 53 CLO, Ltd.	CLO Secured Note - Class F (9.85% due 1/15/31)	830,000	803,488	787,089	0.22%
Flagship CLO VIII, Ltd.	CLO Secured Note - Class E-R (7.24% due 1/16/26)	10,400,000	10,192,279	10,192,000	2.84%
Flagship CLO VIII, Ltd.	CLO Secured Note - Class F-R (7.89% due 1/16/26)	8,000,000	7,840,217	7,840,000	2.19%
Harbourview CLO VII, Ltd.	CLO Secured Note - Class F (10.41% due 7/18/31)	733,333	687,934	687,866	0.19%
KVK CLO 2014-1 Ltd.	CLO Secured Note - Class E (7.09% due 5/15/26)	850,000	774,033	801,975	0.22%
Marathon CLO VII Ltd.	CLO Secured Note - Class D (7.76% due 10/28/25)	2,875,000	2,816,123	2,822,388	0.78%
Marathon CLO VIII Ltd.	CLO Secured Note - Class D (8.41% due 7/18/27)	1,500,000	1,431,966	1,499,100	0.42%
Marathon CLO XI Ltd.	CLO Secured Note - Class D (7.55% due 4/20/31)	1,650,000	1,650,000	1,568,325	0.44%
Octagon Investment Partners 26, Ltd.	CLO Secured Note - Class E-R (7.45% due 7/15/30)	1,250,000	1,247,125	1,233,375	0.34%
OZLM XXII, Ltd.	CLO Secured Note - Class D (7.01% due 1/17/31)	900,000	895,589	865,800	0.24%
THL Credit Wind River 2014-2 CLO Ltd.	CLO Secured Note - Class E-R (8.10% due 1/15/31)	355,000	355,000	346,729	0.10%
THL Credit Wind River 2014-2 CLO Ltd.	CLO Secured Note - Class F-R (10.22% due 1/15/31)	330,000	307,270	306,075	0.09%
THL Credit Wind River 2014-1 CLO Ltd.	CLO Secured Note - Class E-R (8.34% due 7/18/31)	942,000	942,000	937,290	0.26%
Zais CLO 3, Limited	CLO Secured Note - Class D-R (9.24% due 7/15/31)	3,700,000	3,607,500	3,607,500	1.01%
			38,613,116	38,512,777	10.75%
CLO Equity (5)(6)
ALM VIII, Ltd.	CLO Preferred Shares (estimated yield of 11.13% due 1/20/26) (7)	8,725,000	5,731,169	5,298,550	1.48%
Apidos CLO XIV	CLO Subordinated Note (estimated yield of 0.00% due 4/15/25) (8)	11,177,500	1,510,589	1,005,975	0.28%
Ares XLI CLO Ltd.	CLO Income Note (estimated yield of 11.82% due 1/15/29) (7) (11)	18,995,000	15,831,917	13,535,272	3.78%
Ares XLIII CLO Ltd.	CLO Income Note (estimated yield of 10.61% due 10/15/29) (7) (11)	20,100,000	17,220,082	15,418,772	4.30%
Ares XXXIX CLO Ltd.	CLO Subordinated Note (estimated yield of 11.13% due 7/18/28)	4,442,140	3,287,274	3,179,178	0.89%
Atlas Senior Loan Fund, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 8/15/24) (8) (9)	6,350,000	-	190,500	0.05%
Atrium IX	CLO Subordinated Note (estimated yield of 18.67% due 2/28/47)	9,210,000	5,398,545	7,284,141	2.03%
Atrium XI	CLO Subordinated Note (estimated yield of 10.84% due 10/23/25)	5,903,000	4,392,370	4,461,001	1.24%
Avery Point V CLO, Limited	CLO Income Note (estimated yield of 0.00% due 7/17/26) (10)	10,875,000	5,673,843	2,175,000	0.61%
Babson CLO Ltd. 2013-II	CLO Subordinated Note (estimated yield of 0.00% due 1/18/25) (8) (9)	12,939,125	-	12,939	0.00%
Bain Capital Credit CLO 2016-2, Limited	CLO Subordinated Note (estimated yield of 9.54% due 1/15/29) (7)	16,700,000	13,601,439	12,018,955	3.35%
Barings CLO Ltd. 2016-III	CLO Subordinated Note (estimated yield of 12.16% due 1/15/28) (7)	30,118,421	24,516,408	23,124,808	6.45%
Barings CLO Ltd. 2018-I	CLO Income Note (estimated yield of 18.17% due 4/15/31) (7)	20,808,000	18,209,081	19,379,007	5.41%
Battalion CLO IX Ltd.	CLO Income Note (estimated yield of 12.78% due 7/15/31) (7) (11)	22,650,000	17,211,606	15,131,487	4.22%
Birchwood Park CLO, Ltd.	CLO Income Note (estimated yield of 18.49% due 7/15/26)	1,575,000	793,296	521,766	0.15%
BlueMountain CLO 2013-2, Ltd.	CLO Subordinated Note (estimated yield of 9.18% due 10/22/30)	5,000,000	3,230,156	2,662,656	0.74%
Bowman Park CLO Ltd.	CLO Subordinated Note (estimated yield of 7.35% due 11/23/25)	8,180,000	5,086,492	3,969,995	1.11%
Bristol Park CLO, Ltd.	CLO Subordinated Note (estimated yield of 11.58% due 4/15/29) (7)	34,250,000	27,373,040	25,152,765	7.02%
Carlyle Global Market Strategies CLO 2014-5, Ltd.	CLO Subordinated Note (estimated yield of 27.77% due 10/16/25)	8,300,000	4,700,879	5,419,522	1.51%
Carlyle US CLO 2017-4, Ltd.	CLO Income Note (estimated yield of 16.53% due 1/15/30)	7,874,061	6,563,236	7,060,685	1.97%
Chenango Park CLO, Ltd.	CLO Subordinated Note (estimated yield of 14.93% due 4/15/30)	2,050,000	1,740,676	1,711,708	0.48%
CIFC Funding 2013-II, Ltd.	CLO Income Note (estimated yield of 14.83% due 10/18/30) (7)	17,265,625	7,535,090	7,583,753	2.12%
CIFC Funding 2014, Ltd.	CLO Income Note (estimated yield of 17.46% due 1/18/31) (7) (11)	16,033,750	8,780,113	8,642,622	2.41%
CIFC Funding 2014-III, Ltd.	CLO Income Note (estimated yield of 10.10% due 7/22/26)	15,000,000	8,939,010	8,086,317	2.26%
CIFC Funding 2014-IV, Ltd.	CLO Income Note (estimated yield of 4.84% due 10/17/26)	7,000,000	4,242,104	2,971,108	0.83%
CIFC Funding 2015-III, Ltd.	CLO Income Note (estimated yield of 19.89% due 4/19/29) (7) (11)	9,724,324	6,653,438	7,592,924	2.12%
Cutwater 2015-I, Ltd.	CLO Subordinated Note (estimated yield of 28.74% due 7/15/27) (7) (11)	22,300,000	13,809,369	16,147,606	4.51%
Dewolf Park CLO, Ltd.	CLO Income Note (estimated yield of 14.46% due 10/15/30) (7)	7,700,000	6,601,319	6,185,709	1.73%
Dryden 53 CLO, Ltd.	CLO Income Note (estimated yield of 14.92% due 1/15/31)	11,660,000	9,776,526	9,975,660	2.78%
Dryden 56 Euro CLO 2017 B.V. (12)	CLO Subordinated Note (estimated yield of 10.65% due 1/15/32)	1,955,898	1,855,636	1,854,293	0.52%
Flagship CLO VIII, Ltd.	CLO Income Note (estimated yield of 0.00% due 1/16/26) (7) (10) (11)	27,360,000	14,219,778	7,680,152	2.14%
Galaxy XVIII CLO, Ltd.	CLO Subordinated Note (estimated yield of 1.69% due 10/15/26)	5,000,000	2,513,232	1,341,380	0.37%
GoldenTree Loan Opportunities VIII, Limited	CLO Subordinated Note (estimated yield of 0.00% due 4/19/26) (8) (9)	16,560,000	-	331,200	0.09%
Halcyon Loan Advisors Funding 2014-3, Ltd.	CLO Subordinated Note (estimated yield of 13.02% due 10/22/25)	5,750,000	3,182,163	1,940,737	0.54%
Harbourview CLO VII, Ltd.	CLO Subordinated Note (estimated yield of 33.31% due 11/18/26)	1,100,000	451,622	690,020	0.19%
KVK CLO 2013-2 Ltd.	CLO Subordinated Note (estimated yield of 20.13% due 1/15/26)	4,604,000	1,753,261	1,499,957	0.42%
KVK CLO 2014-1 Ltd.	CLO Subordinated Note (estimated yield of 0.70% due 5/15/26)	3,175,000	1,054,512	665,824	0.19%
Madison Park Funding VIII, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 4/22/22) (8)	9,050,000	109,914	108,600	0.03%
Madison Park Funding XXI, Ltd.	CLO Subordinated Note (estimated yield of 13.66% due 7/25/29)	3,000,000	2,453,531	2,711,140	0.76%
Marathon CLO VI Ltd.	CLO Subordinated Note (estimated yield of 24.33% due 5/12/28)	4,250,000	1,964,820	2,068,382	0.58%
Marathon CLO VII Ltd.	CLO Subordinated Note (estimated yield of 16.64% due 10/28/25)	10,526,000	6,211,090	5,832,610	1.63%
Marathon CLO VIII Ltd.	CLO Subordinated Note (estimated yield of 19.46% due 7/18/27)	14,500,000	10,260,416	10,499,654	2.93%
Marathon CLO X Ltd.	CLO Subordinated Note (estimated yield of 13.48% due 11/15/29)	2,550,000	2,132,150	2,140,507	0.60%
Marathon CLO XI Ltd.	CLO Subordinated Note (estimated yield of 20.04% due 4/20/31)	2,075,000	1,971,250	2,042,267	0.57%
Octagon Investment Partners 26, Ltd.	CLO Income Note (estimated yield of 24.64% due 7/15/30) (7) (11)	13,750,000	7,930,333	10,745,076	3.00%
Octagon Investment Partners 27, Ltd.	CLO Subordinated Note (estimated yield of 7.86% due 7/15/30) (7)	11,804,048	9,234,007	10,230,184	2.85%
Octagon Investment Partners XIV, Ltd.	CLO Subordinated Note (estimated yield of 7.13% due 7/15/29) (7)	16,534,625	11,255,194	8,488,671	2.37%
Octagon Investment Partners XIV, Ltd.	CLO Income Note (estimated yield of 7.13% due 7/15/29)	4,037,500	2,112,782	1,836,511	0.51%

See accompanying notes to the consolidated financial statements

8

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of June 30, 2018

(expressed in U.S. dollars)

(Unaudited)

Issuer (1)	Investment (2)	Principal Amount	Cost	Fair Value (3)	% of Net Assets
CLO Equity (5)(6)
Octagon Investment Partners XIX, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 4/15/26) (10)	$3,000,000	$1,462,770	$1,056,000	0.29%
Octagon Investment Partners XX, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 8/12/26) (10)	2,500,000	1,571,758	1,150,000	0.32%
OFSI BSL VIII, Ltd.	CLO Income Note (estimated yield of 18.55% due 8/16/37) (7)	7,719,320	6,546,472	6,494,958	1.81%
OHA Credit Partners IX, Ltd.	CLO Subordinated Note (estimated yield of 1.75% due 10/20/25)	6,750,000	4,622,363	4,048,279	1.13%
Pinnacle Park CLO, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 4/15/26) (8)	2,175,000	615,420	543,750	0.15%
Regatta III Funding Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 4/15/26) (10)	2,500,000	1,247,442	975,000	0.27%
Sheridan Square CLO, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 4/15/25) (8) (10)	2,125,000	51,545	40,375	0.01%
Steele Creek CLO 2015-1, Ltd.	CLO Subordinated Note (estimated yield of 14.17% due 5/21/29)	8,100,000	5,884,890	5,421,912	1.51%
Steele Creek CLO 2018-1, Ltd.	CLO Income Note (estimated yield of 18.18% due 4/15/48) (7)	11,370,000	10,018,721	10,854,365	3.03%
THL Credit Wind River 2013-2 CLO Ltd.	CLO Income Note (estimated yield of 16.63% due 10/18/30) (7)	11,597,500	8,092,191	7,239,419	2.02%
THL Credit Wind River 2014-1 CLO Ltd.	CLO Subordinated Note (estimated yield of 17.27% due 4/18/26)	13,385,000	7,119,878	7,404,237	2.07%
THL Credit Wind River 2014-2 CLO Ltd.	CLO Income Note (estimated yield of 14.63% due 1/15/31) (11)	2,550,000	1,322,751	1,134,340	0.32%
THL Credit Wind River 2014-3 CLO Ltd.	CLO Subordinated Note (estimated yield of 21.43% due 1/22/27)	13,000,000	8,899,982	9,416,545	2.63%
THL Credit Wind River 2016-1 CLO Ltd.	CLO Subordinated Note (estimated yield of 9.31% due 7/15/28) (7)	13,050,000	10,848,719	11,128,603	3.11%
THL Credit Wind River 2017-1 CLO Ltd.	CLO Subordinated Note (estimated yield of 14.62% due 4/18/29) (7)	14,950,000	12,322,150	12,252,199	3.42%
THL Credit Wind River 2017-3 CLO Ltd.	CLO Income Note (estimated yield of 15.56% due 10/15/30) (7)	18,150,000	15,284,743	14,880,055	4.14%
THL Credit Wind River 2018-1 CLO Ltd.	CLO Income Note (estimated yield of 14.12% due 7/15/30) (7)	15,750,000	13,856,850	13,856,850	3.87%
Vibrant CLO V, Ltd.	CLO Subordinated Note (estimated yield of 16.90% due 1/20/29)	4,200,000	3,502,507	3,294,992	0.92%
Voya CLO 2014-4, Ltd.	CLO Subordinated Note (estimated yield of 13.28% due 7/14/31)	10,000,000	6,811,692	5,620,607	1.57%
Zais CLO 3, Limited	CLO Subordinated Note (estimated yield of 24.87% due 7/15/31) (7)	11,750,000	6,615,090	8,085,439	2.26%
Zais CLO 3, Limited	CLO Income Note (estimated yield of 24.87% due 7/15/31)	10,350,000	6,210,000	6,675,750	1.86%
Zais CLO 5, Limited	CLO Subordinated Note (estimated yield of 20.00% due 10/15/28)	5,950,000	4,056,542	4,423,899	1.23%
Zais CLO 6, Limited	CLO Subordinated Note (estimated yield of 22.35% due 7/15/29)	9,370,000	6,634,644	7,305,266	2.04%
Zais CLO 7, Limited	CLO Income Note (estimated yield of 22.25% due 4/15/30)	6,385,000	4,634,109	5,297,626	1.47%
			477,307,987	457,208,012	127.59%
Loan Accumulation Facilities (5)(13)
Salmagundi II Income Note, Ltd.	Loan Accumulation Facility (Income notes)	2,860,000	2,860,000	2,860,773	0.80%
Salmagundi III Income Note, Ltd.	Loan Accumulation Facility (Income notes)	7,545,000	7,545,000	7,555,863	2.10%
Salmagundi IV Income Note, Ltd.	Loan Accumulation Facility (Income notes)	17,150,000	17,150,000	17,180,358	4.79%
Salmagundi VIII Income Note, Ltd.	Loan Accumulation Facility (Income notes)	3,115,000	3,115,000	3,115,042	0.87%
Salmagundi IX Income Note, Ltd.	Loan Accumulation Facility (Income notes)	2,490,000	2,490,000	2,490,032	0.69%
			33,160,000	33,202,068	9.27%

Total investments at fair value as of June 30, 2018			$549,081,103	$528,922,857	147.60%

Liabilities at fair value (14)
6.6875% Unsecured Notes due 2028	Unsecured Note	$(67,277,675)	$(67,277,675)	$(66,144,719)	-18.46%
			$(67,277,675)	$(66,144,719)	-18.46%

Net assets above (below) fair value of investments and liabilities at fair value				(104,428,778)

Net assets as of June 30, 2018				$358,349,360

(1)	The Company is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, we would be presumed to "control" an issuer if we owned 25% or more of its voting securities.
(2)	All investments are restricted and categorized as structured finance securities.
(3)	Fair value is determined in good faith in accordance with the Company's valuation policy and is approved by the Company's Board of Directors (the "Board").
(4)	CLO debt positions reflect the coupon rates as of June 30, 2018.
(5)	The fair value of all investments was determined using significant, unobservable inputs.
(6)	CLO subordinated notes and income notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the Company's CLO equity positions are monitored and evaluated at each recurring reporting date. It is the Company's policy to update the effective yield for each CLO equity position held within the Company's portfolio on the respective anniversary date of the CLO investment's formation. The company also updates a CLO equity investment's effective yield in each instance where there is a respective partial sale, add-on, purchase, refinancing or reset involving the CLO equity investment held. The estimated yield and investment cost may ultimately not be realized. As of June 30, 2018, the Company's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 14.08%.
(7)	Fair value includes the Company's interest in fee rebates on CLO subordinated and income notes.
(8)	As of June 30, 2018, the investment has been called. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost.
(9)	As of June 30, 2018, investment cost has been fully amortized. Recurring distributions, once received, will be recognized as realized gain.
(10)	As of June 30, 2018, the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.
(11)	For the period ending June 30, 2018, the Company converted its CLO equity investment from subordinated notes to income notes.
(12)	Investment is denominated in EUR.
(13)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.
(14)	The Company has accounted for its 6.6875% notes due 2028 utilizing the fair value election under ASC Topic 825. Accordingly, the Series 2028 Notes will be carried at their fair value.

See accompanying notes to the consolidated financial statements

9

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

For the six months ended June 30, 2018

(expressed in U.S. dollars)

(Unaudited)

INVESTMENT INCOME
Interest income	$32,237,323
Other income	2,155,804
Total Investment Income	34,393,127

EXPENSES
Interest expense:
Interest expense on 7.75% Series A Term Preferred Stock due 2022	1,902,221
Interest expense on 7.75% Series B Term Preferred Stock due 2026	1,897,238
Interest expense on 7.00% Unsecured Notes due 2020	1,888,023
Interest expense on 6.75% Unsecured Notes due 2027	1,111,626
Interest expense on 6.6875% Unsecured Notes due 2028	824,852
Total Interest Expense on Preferred Stock and Unsecured Notes	7,623,960

Management fee	3,879,552
Commission expense	2,102,427
Incentive fee	2,901,183
Professional fees	828,718
Administration fees	520,905
Directors' fees	198,749
Tax expense	66,939
Other expenses	207,100
Total Expenses	18,329,533

Incentive fee voluntarily waived by the Adviser (Note 4)	(323,607)

Net Expenses	18,005,926

NET INVESTMENT INCOME	16,387,201

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments and foreign currency	2,656,664
Net realized gain (loss) on the extinguishment of debt	(1,539,914)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	137,407
NET GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND DEBT EXTINGUISHMENT	1,254,157

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$17,641,358

Supplemental disclosure related to non-recurring charges included in the Consolidated Statement of Operations:
Net realized loss on the extinguishment of debt (Unsecured Notes due 2020) (Note 7)	$1,539,914
Interest expense on 7.00% Unsecured Notes due 2020 (Note 2)	349,993
Offering expenses related to the issuance of 6.6875% Unsecured Notes due 2028 (Note 7)
Commission expense	2,102,427
Professional fees	268,738
Other expenses	13,566
Total offering expenses related to the issuance of 6.6875% Unsecured Notes due 2028 (Note 7)	2,384,731
Total non-recurring charges included in the Consolidated Statement of Operations	$4,274,638

See accompanying notes to the consolidated financial statements

10

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(expressed in U.S. dollars)

(Unaudited)

	For the	For the
	six months ended	six months ended
	June 30, 2018	June 30, 2017
INVESTMENT INCOME
Interest income	$32,237,323	$30,155,195
Other income	2,155,804	2,170,923
Total Investment Income	34,393,127	32,326,118

EXPENSES
Interest expense:
Interest expense on 7.75% Series A Term Preferred Stock due 2022	1,902,221	1,781,841
Interest expense on 7.75% Series B Term Preferred Stock due 2026	1,897,238	1,848,400
Interest expense on 7.00% Unsecured Notes due 2020	1,888,023	2,285,601
Interest expense on 6.75% Unsecured Notes due 2027	1,111,626	-
Interest expense on 6.6875% Unsecured Notes due 2028	824,852	-
Total Interest Expense on Preferred Stock and Unsecured Notes	7,623,960	5,915,842

Management fee	3,879,552	3,416,365
Commission expense	2,102,427	-
Incentive fee	2,901,183	4,226,989
Professional fees	828,718	372,532
Administration fees	520,905	523,179
Directors' fees	198,749	181,250
Tax expense	66,939	407,927
Other expenses	207,100	374,080
Total Expenses	18,329,533	15,418,164

Incentive fee voluntarily waived by the Adviser (Note 4)	(323,607)	-

Net Expenses	18,005,926	15,418,164

NET INVESTMENT INCOME	16,387,201	16,907,954

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments and foreign currency	2,656,664	2,212,326
Net realized gain (loss) on the extinguishment of debt	(1,539,914)	-
Net change in unrealized appreciation (depreciation) on investments and foreign currency	137,407	(2,802,475)
NET GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND DEBT EXTINGUISHMENT	1,254,157	(590,149)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$17,641,358	$16,317,805

Supplemental disclosure related to non-recurring charges included in the Consolidated Statement of Operations for the six months ended June 30, 2018:

Net realized loss on the extinguishment of debt (Unsecured Notes due 2020) (Note 7)	$1,539,914
Interest expense on 7.00% Unsecured Notes due 2020 (Note 2)	349,993
Offering expenses related to the issuance of 6.6875% Unsecured Notes due 2028 (Note 7)
Commission expense	2,102,427
Professional fees	268,738
Other expenses	13,566
Total offering expenses related to the issuance of 6.6875% Unsecured Notes due 2028 (Note 7)	2,384,731
Total non-recurring charges included in the Consolidated Statement of Operations for the six months ended June 30, 2018	$4,274,638

Note: The above Consolidated Statement of Operations includes the period ended June 30, 2017 which has been provided as supplemental information to the consolidated financial statements.

See accompanying notes to the consolidated financial statements

11

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(expressed in U.S. dollars)

(Unaudited)

	For the	For the	For the
	three months ended	three months ended	six months ended
	June 30, 2018	March 31, 2018	June 30, 2018
INVESTMENT INCOME
Interest income	$16,320,946	$15,916,377	$32,237,323
Other income	1,063,608	1,092,196	2,155,804
Total Investment Income	17,384,554	17,008,573	34,393,127

EXPENSES
Interest expense:
Interest expense on 7.75% Series A Term Preferred Stock due 2022	951,870	950,351	1,902,221
Interest expense on 7.75% Series B Term Preferred Stock due 2026	948,822	948,416	1,897,238
Interest expense on 7.00% Unsecured Notes due 2020	708,108	1,179,915	1,888,023
Interest expense on 6.75% Unsecured Notes due 2027	556,240	555,386	1,111,626
Interest expense on 6.6875% Unsecured Notes due 2028	824,852	-	824,852
Total Interest Expense on Preferred Stock and Unsecured Notes	3,989,892	3,634,068	7,623,960

Management fee	1,961,336	1,918,216	3,879,552
Commission expense	2,102,427	-	2,102,427
Incentive fee	816,381	2,084,802	2,901,183
Professional fees	561,710	267,008	828,718
Administration fees	249,988	270,917	520,905
Directors' fees	104,375	94,374	198,749
Tax expense	(3,326)	70,265	66,939
Other expenses	8,332	198,768	207,100
Total Expenses	9,791,115	8,538,418	18,329,533

Incentive fee voluntarily waived by the Adviser (Note 4)	(323,607)	-	(323,607)

Net Expenses	9,467,508	8,538,418	18,005,926

NET INVESTMENT INCOME	7,917,046	8,470,155	16,387,201

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments and foreign currency	821,908	1,834,756	2,656,664
Net realized gain (loss) on the extinguishment of debt	(1,539,914)	-	(1,539,914)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	2,332,784	(2,195,377)	137,407
NET GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND DEBT EXTINGUISHMENT	1,614,778	(360,621)	1,254,157

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,531,824	$8,109,534	$17,641,358

Supplemental disclosure related to non-recurring charges included in the Consolidated Statement of Operations for the three months ended June 30, 2018:

Net realized loss on the extinguishment of debt (Unsecured Notes due 2020) (Note 7)	$1,539,914
Interest expense on 7.00% Unsecured Notes due 2020 (Note 2)	349,993
Offering expenses related to the issuance of 6.6875% Unsecured Notes due 2028 (Note 7)
Commission expense	2,102,427
Professional fees	268,738
Other expenses	13,566
Total offering expenses related to the issuance of 6.6875% Unsecured Notes due 2028 (Note 7)	2,384,731
Total non-recurring charges included in the Consolidated Statement of Operations for the three months ended June 30, 2018	$4,274,638

Note: The above Consolidated Statement of Operations represents the three months ended June 30, 2018, the three months ended March 31, 2018, and the six months ended June 30, 2018 and has been provided as supplemental information to the consolidated financial statements.

See accompanying notes to the consolidated financial statements

12

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(expressed in U.S. dollars, except share amounts)

(Unaudited)

	For the	For the
	six months ended	year ended
	June 30, 2018	December 31, 2017
Net increase (decrease) in net assets resulting from operations:
Net investment income	$16,387,201	$33,166,995
Net realized gain (loss) on investments and foreign currency	2,656,664	3,340,602
Net realized gain (loss) on the extinguishment of debt	(1,539,914)	-
Net change in unrealized appreciation (depreciation) on investments and foreign currency	137,407	(5,376,641)
Total net increase (decrease) in net assets resulting from operations	17,641,358	31,130,956

Common stock distributions paid to stockholders:
Common stock distributions from net investment income	(16,387,201)	(33,166,995)
Common stock distributions from net realized gains	(1,116,750)	(3,340,602)
Common stock distributions from return of capital	(7,592,441)	(10,899,293)
Total common stock distributions paid to stockholders	(25,096,392)	(47,406,890)

Capital share transactions:
Issuance of shares of common stock upon the Company's follow-on offerings, net of underwriting discounts, commissions and offering expenses	38,852,649	28,631,650
Issuance of shares of common stock pursuant to the Company's "at the market" program, net of commissions and offering expenses	11,601,271	11,246,572
Issuance of shares of common stock pursuant to the Company's dividend reinvestment plan	94,035	3,606,816
Total capital share transactions	50,547,955	43,485,038

Total increase (decrease) in net assets	43,092,921	27,209,104
Net assets at beginning of period	315,256,439	288,047,335
Net assets at end of period	$358,349,360	$315,256,439

Capital share activity:
Shares of common stock sold upon the Company's follow-on offerings	2,242,500	1,552,500
Shares of common stock sold pursuant to the Company's "at the market" program	656,201	584,108
Shares of common stock issued pursuant to the Company's dividend reinvestment plan	5,349	187,328
Total increase (decrease) in capital share activity	2,904,050	2,323,936

See accompanying notes to the consolidated financial statements

13

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

For the six months ended June 30, 2018

(expressed in U.S. dollars)

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$17,641,358

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(231,850,186)
Proceeds from sales or maturity of investments (1)	184,524,025
Net realized (gain) loss on investments and foreign currency	(2,656,664)
Net realized (gain) loss on the extinguishment of debt	1,539,914
Net change in unrealized (appreciation) depreciation on investments and foreign currency	(137,407)
Net amortization (accretion) included in interest expense on 7.75% Series A Term Preferred Stock due 2022	141,026
Net amortization (accretion) included in interest expense on 7.75% Series B Term Preferred Stock due 2026	88,009
Net amortization (accretion) included in interest expense on 7.00% Unsecured Notes due 2020	208,058
Net amortization (accretion) included in interest expense on 6.75% Unsecured Notes due 2027	44,283
Net amortization (accretion) of premiums or discounts on CLO debt securities	(27,309)
Changes in assets and liabilities:
Interest receivable	(1,023,294)
Receivable for securities sold	(26,061,520)
Prepaid expenses	200,767
Other receivable	348,012
Payable for securities purchased	11,888,002
Incentive fee payable	(1,145,860)
Management fee payable	180,802
Administration fees payable	(31,445)
Professional fees payable	42,707
Tax expense payable	9,000
Directors' fees payable	198,750
Due to affiliates	15,528
Other expenses payable	3,760

Net cash provided by (used in) operating activities	(45,859,685)

CASH FLOWS FROM FINANCING ACTIVITIES
Common stock distributions paid to stockholders	(25,096,392)
Issuance of shares of common stock upon the Company's follow-on offerings, net of underwriting discounts, commissions, offering expenses and payable for follow-on common stock offering expenses	38,852,649
Issuance of shares of common stock pursuant to the Company's "at the market" program, net of commissions and offering expenses	11,601,271
Issuance of shares of common stock pursuant to the Company's dividend reinvestment plan	403,454
Issuance of 6.6875% Unsecured Notes due 2028	67,277,675
Redemption of 7.00% Unsecured Notes due 2020	(59,998,750)

Net cash provided by (used in) financing activities	33,039,907

NET INCREASE (DECREASE) IN CASH	(12,819,778)

CASH, BEGINNING OF PERIOD	14,051,810

CASH, END OF PERIOD	$1,232,032

Supplemental disclosure of non-cash financing activities:
Change in receivable for shares of common stock issued	$(309,419)

Supplemental disclosures:
Cash paid for interest expense on 7.75% Series A Term Preferred Stock due 2022	$1,761,195
Cash paid for interest expense on 7.75% Series B Term Preferred Stock due 2026	$1,809,230
Cash paid for interest expense on 7.00% Unsecured Notes due 2020	$1,679,965
Cash paid for interest expense on 6.75% Unsecured Notes due 2027	$1,067,344
Cash paid for interest expense on 6.6875% Unsecured Notes due 2028	$824,852
Cash paid for income, franchise and excise taxes	$57,939

(1) Proceeds from sales or maturity of investments includes $25,070,370 of recurring cash flows which are considered return of capital on portfolio investments.

See accompanying notes to the consolidated financial statements

14

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2018

(UNAUDITED)

1.	ORGANIZATION

Eagle Point Credit Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company may also invest in other securities and instruments related to these investments or that Eagle Point Credit Management LLC (the “Adviser”) believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs and loan accumulation facilities. From time to time, in connection with the acquisition of CLO equity, the Company may receive fee rebates from the CLO issuer. The CLO securities in which the Company primarily seeks to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. The Company’s common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “ECC.”

As of June 30, 2018, the Company had three wholly-owned subsidiaries: Eagle Point Credit Company Sub LLC, a Delaware limited liability company, Eagle Point Credit Company Sub (Cayman) Ltd., a Cayman Islands exempted company, and Eagle Point Credit Company Sub II (Cayman) Ltd, a Cayman Islands exempted company.

The Company was initially formed on March 24, 2014 as Eagle Point Credit Company LLC, a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd., a Cayman Island exempted company (the “Sole Member”), which, in turn, is a subsidiary of Eagle Point Credit Partners LP, a private fund managed by the Adviser.

The Company commenced operations on June 6, 2014, the date the Sole Member contributed, at fair value, a portfolio of cash and securities to the Company.

For the period of June 6, 2014 to October 5, 2014, the Company was a wholly-owned subsidiary of the Sole Member. As of October 5, 2014, the Company had 2,500,000 units issued and outstanding, all of which were held by the Sole Member.

On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Sole Member became a stockholder of Eagle Point Credit Company Inc. In connection with the Conversion, the Sole Member converted 2,500,000 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 8,656,057 shares and an effective conversion rate of 3.4668 shares per unit. On October 7, 2014, the Company priced its initial public offering (the “IPO”) and, on October 8, 2014, the Company’s shares began trading on the NYSE.

See Note 5 “Common Stock” for further discussion relating to the Conversion and the IPO.

On July 20, 2016, the Company entered into a custody agreement with Wells Fargo Bank, National Association (“Wells Fargo”), pursuant to which the Company’s portfolio of securities are held by Wells Fargo. The principal business address of Wells Fargo is 9062 Old Annapolis Road, Columbia, Maryland 21045.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of

15

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2018

(UNAUDITED)

1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated upon consolidation. The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimated.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of investments. In the absence of readily determinable fair values, fair value of the Company’s investments is determined in accordance with the Company’s valuation policy. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). The Company’s fair valuation process is reviewed and approved by the Board.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.

•	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

16

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2018

(UNAUDITED)

•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Company’s valuation policy and accepted by the Board.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are determined by the Board on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments in CLO debt, CLO equity and loan accumulation facilities, the Adviser considers a variety of relevant factors, including price indications from multiple dealers, or as applicable, a third-party pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

The Company engages a third-party independent valuation firm as an input to the Company’s valuation of the fair value of its investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Board does not rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

Other Financial Assets and Financial Liabilities at Fair Value

The Company elected to account for its 6.6875% Unsecured Notes due 2028 (the “Series 2028 Notes”) utilizing the Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10 Fair Value Option (“ASC 825”).  The FVO is applied on an instrument by instrument basis and permits the measurement of eligible items at fair value, providing the FVO election is made when the eligible item is first recognized. Upfront offering costs related to items for which the FVO has been elected are recognized in earnings as incurred and not deferred. The primary reason for electing the FVO is to reflect economic events in earnings on a timely basis and address simplification of reporting and presentation.

Investment Income Recognition

Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized using the effective interest method.

CLO equity investments and fee rebates recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from

17

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2018

(UNAUDITED)

CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment.

Effective yields for the Company’s CLO equity positions are monitored and evaluated at each reporting date. It is the Company’s policy to update the effective yield for each CLO equity position held within the Company’s portfolio on the respective anniversary date of the CLO investment’s formation. The Company also updates a CLO equity investment’s effective yield in each instance where there is a respective partial sale, add-on purchase, refinancing or reset involving the CLO equity investment held.

Interest income from loan accumulation facilities is characterized and recorded based on information provided by the trustees of each loan accumulation facility.

Other Income

Other income includes the Company’s share of income under the terms of fee rebate agreements.

Interest Expense

Interest expense includes the Company’s distributions associated with its 7.75% Series A Term Preferred Stock due 2022 (the “Series A Term Preferred Stock”) and its 7.75% Series B Term Preferred Stock due 2026 (the “Series B Term Preferred Stock,” and collectively with the Series A Term Preferred Stock, the “Preferred Stock”), and interest, paid and accrued, associated with its 7.00% Unsecured Notes which were fully redeemed on May 24, 2018 (the “Series 2020 Notes”), its 6.75% Unsecured Notes due 2027 (the “Series 2027 Notes”), and its Series 2028 Notes, and collectively with the Series 2020 Notes and the Series 2027 Notes, the “Unsecured Notes”).

For the six months ended June 30, 2018, the Company incurred a total of $3,799,459 in interest expense on its Preferred Stock, of which, $0 was payable as of June 30, 2018. For the 6 months ended June 30, 2018, the Company incurred a total of $3,824,501 in interest expense on the Unsecured Notes, of which $0 was payable as of June 30, 2018. Total interest incurred on the Unsecured Notes for the six months ended June 30, 2018 includes a non-recurring amount of $349,993 related to the Series 2020 Notes for the period of April 24, 2018 through, but excluding, the redemption date of May 24, 2018, the period in which both the Series 2020 Notes and the Series 2028 notes were outstanding.

Interest expense also includes the Company’s amortization of deferred debt issuance costs associated with its Preferred Stock and its Unsecured Notes, as well as amortization of original issue discounts and accretion of premiums associated with its Series B Term Preferred Stock and its Series 2020 Notes.

See Note 6 “Mandatorily Redeemable Preferred Stock” and Note 7 “Unsecured Notes” for further discussion relating to the Preferred Stock issuances and the Unsecured Notes issuances, respectively.

Deferred Debt Issuance Costs

Deferred debt issuance costs on liabilities, which the Company does not fair value, consist of fees and expenses incurred in connection with the issuances of the Preferred Stock and certain Unsecured Notes, as well as unamortized original issue discounts and premiums. Deferred debt issuance costs are capitalized at the time of issuance and amortized using the effective interest method over the respective terms of the Preferred Stock and certain Unsecured Notes. Amortization of deferred debt issuance costs is reflected in interest expense on mandatorily redeemable Preferred Stock and interest expense on certain Unsecured Notes balances in the Consolidated Statement of Operations. In the event of an early redemption of the Preferred Stock or certain Unsecured Notes, the remaining balance of unamortized deferred debt issuance costs associated with such debt will be accelerated into net realized loss on extinguishment of debt on the Consolidated Statement of Operations.

Securities Transactions

The Company records the purchases and sales of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

18

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2018

(UNAUDITED)

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts. No cash equivalent balances were held as of June 30, 2018.

Foreign Currency

The Company does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net change in unrealized appreciation (depreciation) on investments and foreign currency. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends and interest recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums, filing fees, shelf registration expenses and at-the-market (“ATM”) program expenses. Insurance premiums are amortized over the term of the current policy. Shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with maintaining the Company’s shelf registration and ATM program that have not been allocated to date.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

As of June 30, 2018, the federal income tax cost and net unrealized depreciation on securities were as follows:

Cost for federal income tax purposes	$700,389,911

Gross unrealized appreciation	6,545,610
Gross unrealized depreciation	(178,012,664)
Net unrealized depreciation	$(171,467,054)

For the six months ended June 30, 2018 the Company incurred $65,050 in Delaware franchise tax expense. Additionally, Eagle Point Credit Company Sub LLC incurred $1,686 in state income tax expense.

On June 28, 2018, the Company received a refund of $216,904 related to previously paid Delaware franchise tax.

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EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2018

(UNAUDITED)

This refund was due to the Company’s overpayment of the Delaware franchise tax in previous years. The refund was recorded as a credit to other expenses on the Consolidated Statement of Operations.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders are comprised of net investment income, realized gains or losses and return of capital for either U.S. federal income tax or U.S. GAAP purposes and are intended to be paid monthly. Distributions paid to common stockholders are recorded as a liability on record date and, unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special distributions. A special distribution represents the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year.

For the six months ended June 30, 2018, the Company declared and paid distributions on common stock of $25,096,392 or $1.20 per share.

For the six months ended June 30, 2018, the Company declared and paid dividends on the Series A Term Preferred Stock of $1,761,195 or $0.97 per share.

For the six months ended June 30, 2018, the Company declared and paid dividends on the Series B Term Preferred Stock of $1,809,230 or $0.97 per share.

The characterization of distributions paid to stockholders, as set forth in the Financial Highlights, reflect estimates made by the Company for U.S. GAAP purposes. Such estimates are subject to be characterized differently for federal income tax purposes at year-end.

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of June 30, 2018:

Fair Value Measurement
	Level I	Level II	Level III	Total

Assets
CLO Debt	$-	$38,512,777	$-	$38,512,777
CLO Equity	-	-	$457,208,012	$457,208,012
Loan Accumulation Facilities	-	-	$33,202,068	$33,202,068

Total Assets at Fair Value	$-	$38,512,777	$490,410,080	$528,922,857

Liabilities
6.6875% Unsecured Notes Due 2028	$66,144,719	$-	$-	$66,144,719

Total Liabilities at Fair Value	$66,144,719	$-	$-	$66,144,719

20

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2018

(UNAUDITED)

CLO debt securities have been transferred from Level III to Level II in the fair value hierarchy as of June 30, 2018.

The changes in investments classified as Level III are as follows for the six months ended June 30, 2018:

Change in Investments Classified as Level III

			Loan
			Accumulation
	CLO Debt	CLO Equity	Facilities		Total

Beginning Balance at January 1, 2018	$7,264,995	$447,270,019	$25,373,257		$479,908,271
Purchases of investments	54,115,143	69,219,418 (1)	48,525,000		171,859,561
Proceeds from sales or maturity of investments	(23,105,100)	(60,605,604)	(40,813,320	)(1)	(124,524,024)
Net (amortization) accretion of premiums or
discounts on CLO debt securities	27,309	-	-		27,309
Net realized gains (losses) and net change
in unrealized appreciation (depreciation)	210,430	1,324,179	117,131		1,651,740
Transfers out to Level II	(38,512,777)				(38,512,777)

Balance as of June 30, 2018	-	$457,208,012	$33,202,068		$490,410,080

Change in unrealized appreciation (depreciation) on investments still held as of June 30, 2018	$-	$(4,475,791)	$41,619		$(4,434,172)

(1) Reflects $34,638,491 of proceeds from sales or maturity of investments in loan accumulation facilities transferred to purchases of investments in CLO Equity.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments balance in the Consolidated Statement of Operations.

The change in unrealized depreciation on investments still held as of June 30, 2018 was $(4,434,172).

Valuation of CLO Subordinated and Income Notes

The Adviser gathers price indications from dealers, if available, as part of its valuation process as an input to estimate fair value of each CLO subordinated and income note investment. Dealer price indications are not firm bids and may not be representative of the actual value where trades can be consummated. In addition, the Adviser utilizes a third-party financial model as an input to estimate the fair value of CLO subordinated and income note investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of June 30, 2018. In addition to the techniques and inputs noted in the table below, the Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements as provided for in the valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of June 30, 2018.

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EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2018

(UNAUDITED)

	Quantitative Information about Level III Fair Value Measurements
	Fair Value as of	Valuation
Assets	June 30, 2018	Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average
CLO Equity	$457,208,012	Discounted Cash Flows	Constant Default Rate	0.00% - 2.00%
			Constant Prepayment Rate	25.00%
			Reinvestment Spread	2.85% - 3.95% / 3.40%
			Reinvestment Price	99.50%
			Reinvestment Floor (1)	1.00%
			Recovery Rate	69.15% - 70.00% / 69.85%
			Discount Rate to Maturity	2.03% - 47.81% / 13.73%

(1) Assumed 1% reinvestment floor for 2 years after purchase of asset and 0% thereafter

Increases (decreases) in the constant default rate, reinvestment price and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread, reinvestment floor and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the constant prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the constant default rate may be accompanied by a directionally opposite change in the assumption used for the constant prepayment rate and recovery rate.

The Adviser categorizes CLO subordinated and income notes as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for investments the Company holds as of the reporting date. Additionally, unadjusted dealer quotes, when obtained for valuation purposes, are indicative.

Certain of the Company’s Level III investments have been valued using unadjusted inputs that have not been internally developed by the Adviser, including third-party transactions and indicative broker quotations. As a result, fair value assets of $33,202,068 have been excluded from the preceding table.

Valuation of CLO Debt

The Company’s CLO debt has been valued using non-binding indicative mid-point prices provided by an independent pricing service. As a result, there were no unobservable inputs that have been internally developed by the Company in determining the fair values of these investments as of June 30, 2018.

The Adviser has transferred the categorization of CLO debt from Level III investments to Level II investments in the fair value hierarchy due to the fact that pricing for debt instruments has become more observable.

Valuation of Loan Accumulation Facilities

Loan accumulation facilities are typically short- to medium-term in nature and are entered into in contemplation of a specific CLO investment. Unless the loan accumulation facility documents contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser determines the originally contemplated CLO is unlikely to be consummated, the fair value of the loan accumulation facility is based on the cost of the underlying loans plus accrued interest and realized gains (losses) reported by the trustee. In all other situations, the fair value of the loan accumulation facility is based on the market value of the underlying loans plus accrued interest and realized gains (losses) reported by the trustee.

The Adviser categorizes loan accumulation facilities as Level III investments. There is no active market and prices are unobservable.

Valuation of Series 2028 Notes

The Series 2028 Notes are considered Level I securities and are valued at their official closing price, taken from the NYSE.

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EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2018

(UNAUDITED)

Investment Risk Factors and Concentration of Investments

Market Risk

Certain events particular to each market in which the Company’s investments conduct operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Company’s investments and/or on the fair value of the Company’s investments. Such events are beyond the Company’s control, and the likelihood they may occur and the potential effect on the Company cannot be predicted.

Concentration Risk

The Company is classified as “non-diversified” under the 1940 Act. As a result, the Company can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. In particular, because the Company’s portfolio of investments may lack diversification among CLO securities and related investments, the Company is susceptible to a risk of significant loss if one or more of these CLO securities and related investments experience a high level of defaults on the collateral they hold.

Liquidity Risk

The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial and other eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Risks of Investing in CLOs

The Company’s investments consist in part of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The Company and other investors in CLO and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO equity and junior debt tranches will likely be subordinate to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments the Company holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the Company invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the Company may target. In addition, CLO and other structured finance securities may be subject to prepayment risk.

Risks of Investing in Loan Accumulation Facilities

The Company invests in loan accumulation facilities, which are short- to medium-term facilities often provided

23

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2018

(UNAUDITED)

by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. In addition, there typically will be no assurance future CLOs will be consummated or that loans held in such a facility are eligible for purchase by the CLO. Furthermore, the Company likely will have no consent rights in respect of the loans to be acquired in such a facility and in the event the Company does have any consent rights, they will be limited. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company primarily to credit and/or mark-to-market losses, and other risks. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage.

Interest Rate Risk

The fair value of certain investments held by the Company may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results. In the event the Company’s interest expense was to increase relative to income, or sufficient financing became unavailable, return on investments and cash available for distribution would be reduced. In addition, future investments in different types of instruments may carry a greater exposure to interest rate risk.

LIBOR Floor Risk

Because CLOs generally issue debt on a floating rate basis, an increase in LIBOR will increase the financing costs of CLOs. Many of the senior secured loans held by these CLOs have LIBOR floors such that, when LIBOR is below the stated LIBOR floor, the stated LIBOR floor (rather than LIBOR itself) is used to determine the interest payable under the loans. Therefore, if LIBOR increases but stays below the average LIBOR floor rate of the senior secured loans held by a CLO, there would not be a corresponding increase in the investment income of such CLOs. The combination of increased financing costs without a corresponding increase in investment income in such a scenario would result in smaller distributions to equity holders of a CLO. As of the date of the consolidated financial statements, due to recent increases in interest rates, LIBOR has increased above the LIBOR floor set for many senior secured loans and, as such, as of the date of the consolidated financial statements, LIBOR is near or above the weighted average floor of the senior secured loans held by the CLOs in which the Company invests.

LIBOR Risk

The CLOs in which the Company invests typically obtain financing at a floating rate based on LIBOR. Regulators and law enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contributed to the British Bankers’ Association, or the “BBA,” in connection with the calculation of daily LIBOR may have been under-reporting or otherwise manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the Commodity Futures Trading Commission, the U.S. Department of Justice and the United Kingdom Financial Conduct Authority, or “FCA,” in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. In such settlements, such financial institutions admitted to submitting rates to the BBA that were lower than the actual rates at which such financial institutions could borrow funds from other banks. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of rate-setting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. On July 9, 2013, it was announced that the NYSE Euronext Rate Administration Limited would take over the administration of LIBOR

24

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2018

(UNAUDITED)

from the BBA, subject to authorization from the Financial Conduct Authority and following a period of transition. Accordingly, ICE Benchmark Administration Limited (formerly NYSE Euronext Rate Administration Limited) assumed this role on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue, or suspend calculation or dissemination of LIBOR. Any of such actions or other effects from the ongoing investigations could adversely affect the liquidity and value of the Company’s investments. Further, additional admissions or findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices. An increase in alternative types of financing at the expense of LIBOR-based CLOs may impair the liquidity of the Company’s investments. Additionally, it may make it more difficult for CLO issuers to satisfy certain conditions set forth in a CLO’s offering documents.

On July 27, 2017, the FCA announced that it will no longer persuade or compel banks to submit rates for the calculation of LIBOR rates after 2021 (the “FCA Announcement”). Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York. On August 24, 2017, the Federal Reserve Board requested public comment on a proposal by the Federal Reserve Bank of New York, in cooperation with the Office of Financial Research, to produce three new reference rates intended to serve as alternatives to LIBOR. These alternative rates are based on overnight repurchase agreement transactions secured by U.S. Treasury Securities. On December 12, 2017, following consideration of public comments, the Federal Reserve Board concluded that the public would benefit if the Federal Reserve Bank of New York published the three proposed reference rates as alternatives to LIBOR (the “Federal Reserve Board Notice”). The Federal Reserve Bank of New York said that the publication of these alternative rates is targeted to commence by mid-2018.

At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice, or other regulatory changes or announcements, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on our net investment income cannot yet be determined. The CLOs in which the Company is invested generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact our net investment income. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which we invest, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on the Company’s net investment income and portfolio returns.

LIBOR Mismatch Risk

Many underlying corporate borrowers can elect to pay interest based on 1-month LIBOR, 3-month LIBOR and/or other rates in respect of the loans held by CLOs in which the Company is invested, in each case plus an applicable spread, whereas CLOs generally pay interest to holders of the CLO’s debt tranches based on 3-month LIBOR plus a spread. The 3-month LIBOR currently exceeds the 1-month LIBOR by a historically high amount, which may result in many underlying corporate borrowers electing to pay interest based on 1-month LIBOR. This mismatch in the rate at which CLOs earn interest and the rate at which they pay interest on their debt tranches negatively impacts the cash flows on a CLO’s equity tranche, which may in turn adversely affect the Company’s cash flows and results of operations. Unless spreads are adjusted to account for such increases, these negative impacts may worsen as the amount by which the 3-month LIBOR exceeds the 1-month LIBOR increases.

Low Interest Rate Environment

As of the date of the consolidated financial statements, despite recent increases in interest rates from near historically low levels, interest rates in the United States remain relatively low, which may increase the Company’s exposure to risks associated with rising interest rates. The senior secured loans underlying the CLOs in which the

25

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2018

(UNAUDITED)

Company invests typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which the Company invests. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have LIBOR floors, if LIBOR is below the average LIBOR floor, there may not be corresponding increases in investment income resulting in smaller distributions to equity investors in these CLOs. Given the structure of the Company’s investment advisory agreement with the Adviser, a general increase in interest rates will likely have the effect of making it easier for the Adviser to meet the quarterly hurdle rate for payment of income incentive fees under the agreement without any additional increase in relative performance on the part of the Adviser.

Leverage Risk

The Company has incurred leverage through the issuances of the Preferred Stock and the Unsecured Notes, and the Company may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, including indebtedness for borrowed money and leverage in the form of derivative transactions, additional shares of preferred stock and other structures and instruments, in significant amounts and on terms the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Any such leverage does not include embedded or inherent leverage in CLO structures in which the Company invests or in derivative instruments in which the Company may invest. Accordingly, there may be a layering of leverage in overall structure. The more leverage is employed, the more likely a substantial change will occur in the Company’s net asset value (“NAV”). Accordingly, any event adversely affecting the value of an investment would be magnified to the extent leverage is utilized.

Highly Subordinated and Leveraged Securities Risk

The Company’s portfolio includes equity and junior debt investments in CLOs, which involve a number of significant risks. CLO equity and junior debt securities are typically very highly leveraged (with CLO equity securities typically being leveraged nine to thirteen times), and therefore the junior debt and equity tranches in which the Company is currently invested are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable the investor to acquire interests in a pool of senior secured loans without the expenses associated with directly holding the same investments, the Company generally pays a proportionate share of the CLOs’ administrative, management and other expenses. In addition, the Company may have the option in certain CLOs to contribute additional amounts to the CLO issuer for purposes of acquiring additional assets or curing coverage tests, thereby increasing overall exposure and capital at risk to such CLO.

Credit Risk

If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. With respect to investments in CLO securities and credit investments that are secured, there can be no assurance that any liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment for scheduled dividends, interest or principal. Also, there can be no assurance that any such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Company could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a CLO security or credit investment. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these

26

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2018

(UNAUDITED)

circumstances.

4.	RELATED PARTY TRANSACTIONS

Investment Adviser

On June 6, 2014, the Company entered into an investment advisory agreement with the Adviser, which was amended and restated on May 16, 2017 (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser a management fee and an incentive fee for its services.

The management fee is calculated and payable quarterly, in arrears, at an annual rate equal to 1.75% of the Company’s “total equity base.” “Total equity base” means the net asset value attributable to the common stock and the paid-in, or stated, capital of the Preferred Stock. The management fee is calculated based on the “total equity base” at the end of the most recently completed calendar quarter end, and, with respect to any common stock or preferred stock issued or repurchased during such quarter, is adjusted to reflect the number of days during such quarter that such common stock and/or preferred stock, if any, was outstanding. The management fee for any partial quarter is pro-rated (based on the number of days actually elapsed at the end of such partial quarter relative to the total number of days in such calendar quarter). The Company was charged management fees of $3,879,552 for the six months ended June 30, 2018, $1,961,336 of which was payable as of June 30, 2018.

The incentive fee is calculated and payable quarterly, in arrears, based on the pre-incentive fee net investment income (the “PNII”) of the Company for the immediately preceding calendar quarter. For this purpose, PNII means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below) and any interest expense and distributions paid on any issued and outstanding preferred stock or debt, but excluding the incentive fee). PNII includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. PNII does not include any realized or unrealized capital gains or realized or unrealized capital losses. The portion of incentive fee that is attributable to deferred interest (such as payment-in-kind interest or original issue discount) will be paid to the Adviser, without interest, only if and to the extent the Company actually receives such deferred interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual.

PNII, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle rate of 2.00% per quarter. The Company pays the Adviser an incentive fee with respect to the Company’s PNII in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the Company’s PNII does not exceed the hurdle rate of 2.00%; (2) 100% of the Company’s PNII with respect to that portion of such PNII, if any, exceeding the hurdle rate but equal to or less than 2.50% in any calendar quarter; and (3) 20% of the amount of the Company’s PNII, if any, exceeding 2.50% in any calendar quarter. The Company incurred incentive fees of $2,901,183 for the six months ended June 30, 2018, $1,172,405 of which was payable as of June 30, 2018. For the period of April 1, 2018 to June 30, 2018, the Adviser has voluntarily waived a portion of the incentive fee in the amount of $323,607.

Administrator

Effective June 6, 2014, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports which are disseminated to the Company’s stockholders. In addition, the Administrator provides the Company with accounting services, assists the Company in determining and publishing its net asset value, oversees the preparation and filing of the Company’s tax returns, monitors the Company’s compliance with tax laws and

27

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2018

(UNAUDITED)

regulations, and prepares and assists the Company with any audits by an independent public accounting firm of the consolidated financial statements. The Administrator is also responsible for printing and disseminating reports to the Company’s stockholders and maintaining the Company’s website, providing support to investor relations, generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others, and providing such other administrative services as the Company may from time to time designate.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the compensation of the Company’s chief compliance officer, chief financial officer, chief operating officer and the Company’s allocable portion of the compensation of any related support staff.  The Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company relative to other matters. To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board, including by a majority of the Company’s independent directors, on an annual basis.

For the six months ended June 30, 2018, the Company was charged a total of $520,905 in administration fees consisting of $397,757 and $123,148, relating to services provided by the Administrator and SS&C, respectively, which are included in the Consolidated Statement of Operations and, of which $188,478 was payable as of June 30, 2018.

Affiliated Ownership

As of June 30, 2018, the Adviser and senior investment team held an aggregate of 7.2% of the Company’s common stock and 0.5% of the Series A Term Preferred Stock. This represented 6.2% of the total outstanding voting stock of the Company as of June 30, 2018. Additionally, certain officers of the Company hold 0.2% of the Series 2028 Notes as of June 30, 2018. Officers of the Company did not hold any of the Series 2027 Notes as of June 30, 2018.

Exemptive Relief

On March 17, 2015, the SEC issued an order granting the Company exemptive relief to co-invest in certain negotiated investments with affiliated investment funds managed by the Adviser, subject to certain conditions.

5.	COMMON STOCK

In 2014, the Company converted from a Delaware limited liability company into a Delaware corporation, at which time the Sole Member of Eagle Point Credit Company LLC became a stockholder of Eagle Point Credit Company Inc. and was issued an aggregate of 8,656,057 shares of common stock, par value $0.001 per share. Additionally, the Company priced its IPO and sold an additional 5,155,301 shares of its common stock at a public offering price of $20 per share.

In 2016 and 2017 the Company issued 2,597,553 and 1,552,500 shares of its common stock, respectively, pursuant to follow on offerings resulting in aggregate net proceeds to the Company of approximately $43.3 million in 2016 and approximately $28.7 million in 2017 after payment of underwriting discounts, commissions and offering expenses.

On January 22, 2018, the Company closed a follow-on, underwritten, public offering of 1,950,000 shares of its common stock at $18.25 per share, resulting in net proceeds to the Company of approximately $33.7 million after payment of underwriting discounts and commissions, structuring fees and offering expenses. In addition, the underwriters fully exercised the overallotment option granted to them in connection with the offering, and

28

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2018

(UNAUDITED)

purchased an additional 292,500 shares of the Company’s common stock, resulting in additional net proceeds to the Company of approximately $5.1 million after payment of underwriting discounts and commissions, and structuring fees.

Underwriting discounts and commissions, structuring fees and offering expenses associated with the Company’s issuances of its common stock were borne by all common stockholders of the Company as a charge to stockholders’ equity.

On July 14, 2017, the Company launched an “at-the-market” offering to sell up to $50,000,000 aggregate amount of its common stock, pursuant to a prospectus supplement filed with the SEC on June 29, 2017 and additional supplements thereafter. In 2017, the Company sold 584,108 shares of its common stock, pursuant to the “at-the-market” offering for total net proceeds to the Company of approximately $11.2 million, after payment of underwriting discounts and commissions of approximately $0.3 million.

For the period from January 1, 2018 through June 30, 2018, the Company sold 656,201 shares of its common stock, pursuant to the “at-the-market” offering for total net proceeds to the Company of approximately $11.6 million, after payment of underwriting discounts and commissions of approximately $0.2 million.

For the six months ended June 30, 2018, 5,349 shares of common stock were issued in connection with the DRIP for total net proceeds to the Company of approximately $0.1 million. For the years ended December 31, 2017, December 31, 2016 and December 31, 2015, 187,328, 57,216 and 8,752 shares of common stock were issued in connection with the DRIP, respectively.

As of June 30, 2018, there were 100,000,000 shares of common stock authorized, of which 21,702,865 shares were issued and outstanding.

6.	MANDATORILY REDEEMABLE PREFERRED STOCK

In 2015, the Company conducted an underwritten, public offering of 1,818,000 shares of its Series A Term Preferred Stock, at a public offering price of $25 per share, resulting in net proceeds to the Company of $43.3 million after payment of underwriting discounts, commissions and offering expenses.

In 2016, the Company conducted two underwritten, public offerings of its Series B Term Preferred Stock issuing an aggregate of 1,840,000 shares at a public offering price of $25 per share, resulting in aggregate net proceeds to the Company of $43.6 million, after payment of underwriting discounts, commissions and offering expenses.

On July 14, 2017, the Company launched an “at-the-market” offering to sell up to 1,000,000 shares of Series B Term Preferred Stock with an aggregate liquidation preference of $25,000,000, pursuant to a prospectus supplement filed with the SEC on June 29, 2017 and additional supplements thereafter. In 2017, the Company sold 27,584 shares of its Series B Term Preferred Stock, pursuant to the “at-the-market” offering for total net proceeds to the Company of approximately $0.7 million, after payment of underwriting discounts and commissions.

The Company is required to redeem all outstanding shares of the Series A Term Preferred Stock on June 30, 2022, at a redemption price of $25 per share (the “Series A Liquidation Preference”), plus accumulated but unpaid dividends, if any. At any time after June 29, 2018, the Company may, at its sole option, redeem the outstanding shares of the Series A Term Preferred Stock.

The Company is required to redeem all outstanding shares of the Series B Term Preferred Stock on October 30, 2026, at a redemption price of $25 per share (the “Series B Liquidation Preference”), plus accumulated but unpaid dividends, if any. At any time after October 29, 2021, the Company may, at its sole option, redeem the outstanding shares of the Series B Term Preferred Stock.

29

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2018

(UNAUDITED)

Except where otherwise stated in the 1940 Act or the Company’s certification of incorporation, each holder of Preferred Stock will be entitled to one vote for each share of preferred stock held on each matter submitted to a vote of the Company’s stockholders. The Company’s preferred stockholders and common stockholders will vote together as a single class on all matters submitted to the Company’s stockholders. Additionally, the Company’s preferred stockholders will have the right to elect two Preferred Directors at all times, while the Company’s preferred stockholders and common stockholders, voting together as a single class, will elect the remaining members of the Board.

As of June 30, 2018 there were 20,000,000 shares of preferred stock authorized, par value $0.001 per share, of which 1,818,000 shares of Series A Term Preferred Stock were issued and outstanding, and 1,867,584 shares of Series B Term Preferred Stock were issued and outstanding.

See Note 8 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Preferred Stock.

7.	UNSECURED NOTES

As of June 30, 2018, there was $31,625,000 in aggregate principal amount of Series 2027 Notes and $67,277,675 in aggregate principal amount of Series 2028 Notes issued and outstanding.

The Series 2027 Notes were issued in 2017 in minimum denominations of $25 and integral multiples of $25 in excess thereof.

The Series 2027 Notes will mature on September 30, 2027 and 100% of the aggregate principal amount will be paid at maturity. The Company may redeem the Series 2027 Notes in whole or in part at any time or from time to time at the Company’s option, on or after September 30, 2020.

On April 24, 2018, the Company closed an underwritten public offering of $66.0 million in aggregate principal amount of its Series 2028 Notes (including $6.0 million in aggregate principal amount of the Series 2028 Notes issued pursuant to the underwriters’ partial exercise of their overallotment option granted to them in connection with the offering), resulting in net proceeds to the Company of approximately $63.7 million after payment of underwriting discounts, commissions and estimated offering expenses.

Subsequently, on May 15, 2018, the underwriters purchased an additional $1.3 million in aggregate principal amount of the Series 2028 Notes pursuant to the underwriters’ overallotment option, which resulted in additional net proceeds to the Company of approximately $1.2 million after payment of underwriting discounts.

The Series 2028 Notes were issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

The Series 2028 Notes will mature on April 30, 2028 and 100% of the aggregate principal amount will be paid at maturity. The Company may redeem the Series 2028 Notes in whole or in part at any time or from time to time at the Company’s option, on or after April 30, 2021.

The Company has accounted for its Series 2028 Notes utilizing the FVO under ASC 825.  Accordingly, the Series 2028 Notes are measured at their fair value and issuance costs in the aggregate amount of $2,384,731, which consisted of $2,102,427 of underwriting commissions, $268,738 of professional fees and $13,566 of other expenses, were expensed in the six months ended June 30, 2018, the period in which such costs were incurred.

On May 24, 2018, the Company redeemed the total aggregate principal amount of $59,998,750 related to the issued and outstanding Series 2020 Notes at a redemption price of $25 per Series 2020 Note plus accrued and unpaid interest through May 23, 2018. Upon redemption of the Series 2020 Notes, the Company accelerated $1,539,914 of unamortized debt issuance costs into net realized loss on extinguishment of debt in the

30

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2018

(UNAUDITED)

Consolidated Statement of Operations.

See Note 8 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Unsecured Notes.

8.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of the issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as the Unsecured Notes or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from making certain distributions to its stockholders. In addition, the terms of the Preferred Stock and the Unsecured Notes require the Company to redeem shares of the Preferred Stock and/or a certain principal amount of the Unsecured Notes, if such failure to maintain the applicable asset coverage is not cured by a certain date.

The following table summarizes the Company’s asset coverage with respect to its Preferred Stock and Unsecured Notes, as of June 30, 2018, and as of December 31, 2017:

Asset Coverage of Preferred Stock and Debt Securities
	As of	As of
	June 30, 2018	December 31, 2017

Total assets	$575,386,661	$512,965,237
Less liabilities and indebtedness not represented by senior securities	(31,897,747)	(20,736,503)
Net total assets and liabilities	543,488,914	492,228,734

Preferred Stock	92,139,600	92,139,600
Unsecured Notes	98,902,675	91,623,750
	191,042,275	183,763,350

Asset coverage of preferred stock (1)	284%	268%
Asset coverage of debt securities (2)	550%	537%

(1)	The asset coverage of preferred stock is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.
(2)	The asset coverage ratio of debt securities is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

Information about the Company’s senior securities shown in the following table has been derived from the Company’s consolidated financial statements as of and for the dates noted. The Company had no senior securities outstanding as of December 31, 2014.

31

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2018

(UNAUDITED)

	Total Amount Outstanding
	Exclusive of Treasury	Asset Coverage	Involuntary Liquidating	Average Market Value
Class	Securities	Per Unit (1)	Preference Per Unit (2)	Per Unit (3)

For the six months ended June 30, 2018
Preferred Stock	$92,139,600	$71.12	$25	$25.82
Unsecured Notes	$98,902,675	$5,495.19	N/A	$25.13

For the year ended December 31, 2017
Preferred Stock	$92,139,600	$66.97	$25	$25.75
Unsecured Notes	$91,623,750	$5,372.28	N/A	$25.96

For the year ended December 31, 2016
Preferred Stock	$91,450,000	$71.53	$25	$25.41
Series 2020 Notes	$59,998,750	$7,221.89	N/A	$25.29

For the year ended December 31, 2015
Series A Term Preferred Stock	$45,450,000	$91.16	$25	$25.43
Series 2020 Notes	$25,000,000	$10,275.46	N/A	$24.52

(1)	The asset coverage per unit figure is the ratio of the Company's total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of outstanding applicable senior securities, as calculated separately for each of the Preferred Stock (prior to 2016, the Series A Term Preferred Stock only) and the Unsecured Notes in accordance with section 18(h) of the 1940 Act. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding preferred stock (based on a per share liquidation preference of $25.) With respect to the Unsecured Notes, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount of such notes.

(2)	The involuntary liquidating preference per unit is the amount to which a share of Preferred Stock would be entitled in preference to any security junior to it upon our involuntary liquidation.

(3)	The average market value per unit is calculated by taking the average of the closing price of each of (a) a share of the Preferred Stock (NYSE: ECCA, ECCB) (prior to 2016, the Series A Term Preferred Stock only) and (b) $25 principal amount of the Unsecured Notes (NYSE: ECCX, ECCY) for each day during the period ended June 30, 2018 (ECCX new issuance included as of April 30, 2018) and for the years ended December 31, 2017, December 31, 2016 and December 31, 2015, for which the applicable security was listed on the NYSE. Unsecured Note (NYSE: ECCZ) was fully redeemed in 2018.

9.	COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As of June 30, 2018, the Company had no unfunded commitments.

10.	INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

11.	RECENT ACCOUNTING AND TAX PRONOUNCEMENTS

As of the date of these consolidated financial statements, there were no accounting standards applicable to the Company that had been issued but not yet adopted by the Company.

32

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2018

(UNAUDITED)

12.	SUBSEQUENT EVENTS

On July 2, 2018, the Company declared three separate distributions of $0.20 per share on its common stock. The first distribution of $4,340,573 or $0.20 per share was paid on July 31, 2018 to holders of record as of July 12, 2018. The additional distributions are payable on each of August 31, 2018 and September 28, 2018 to holders of record as of August 13, 2018 and September 12, 2018, respectively.

On July 2, 2018, the Company declared three separate distributions of $293,532 or $0.161459 per share on its Series A Term Preferred Stock and three separate distributions of $301,538 or $0.161459 per share on its Series B Term Preferred Stock. The first distributions were paid on July 31, 2018 to holders of record as of July 12, 2018. The additional distributions are payable on each of August 31, 2018 and September 28, 2018 to holders of record as of August 13, 2018 and September 12, 2018, respectively.

During the third quarter, as of August 10, 2018, the Company sold 561,595 shares of its common stock and 0 shares of its Series B Term Preferred Stock, pursuant to the ATM offering for total net proceeds to the Company of approximately $10.1 million.

On July 27, 2018, following a routine examination of the Adviser by the SEC staff, (1) the Adviser made a one-time repayment to the Company of a portion of the management and incentive fees paid by the Company to the Adviser for its services, and interest on such amounts, for the period from May 5, 2015 through June 30, 2018 by paying the Company $1,368,011 on July 27, 2018 and (2) the incentive fee payable to the Adviser as of June 30, 2018 was partially reduced for certain amounts which would have otherwise been accrued as of June 30, 2018, but were not yet paid as of August 10, 2018. The repayment noted in the foregoing sentence will be reflected as a paid-in capital contribution for the fiscal quarter ended September 30, 2018 and will be reflected in the Company’s quarterly NAV as of September 30, 2018.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

33

 Eagle Point Credit Company Inc. & Subsidiaries

Financial Highlights

(Unaudited)

Per Share Data	For the six months ended June 30, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016	For the year ended December 31, 2015	For the period from October 6, 2014 to December 31, 2014

Net asset value at beginning of period	$16.77	$17.48	$13.72	$19.08	$20.00

Offering costs associated with the Company's initial public offering	-	-	-	-	(0.07)

Net asset value at beginning of period net of offering costs	16.77	17.48	13.72	19.08	19.93

Net investment income (1)(2)	0.78	1.88	2.14	1.89	0.32

Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments (2)(3)	0.06	(0.12)	3.88	(4.85)	(0.62)

Net income (loss) and net increase (decrease) in net assets resulting from operations (2)	0.84	1.76	6.02	(2.96)	(0.30)

Common stock distributions from net investment income (4)	(0.79)	(1.88)	(2.08)	(1.89)	(0.31)

Common stock distributions from net realized gains on investments (4)	(0.06)	(0.19)	(0.12)	(0.02)	-

Common stock distributions from return of capital (4)	(0.35)	(0.58)	(0.20)	(0.49)	(0.24)

Total common stock distributions declared to stockholders (4)	(1.20)	(2.65)	(2.40)	(2.40)	(0.55)

Common stock distributions based on weighted average shares impact	0.01	-	-	-	-

Total common stock distributions	(1.19)	-	-	-	-

Effect of shares issued, net of underwriting expense (5)	0.11	0.27	0.18	-	-

Effect of offering costs associated with shares issued (5)	(0.02)	(0.11)	(0.04)	-	-

Effect of shares issued in accordance with the Company's dividend reinvestment plan	-	0.02	-	-	-

Net effect of shares issued (5)	0.09	0.18	0.14	-	-

Net asset value at end of period	$16.51	$16.77	$17.48	$13.72	$19.08

Per share market value at beginning of period	$18.81	$16.71	$16.43	$20.10	$19.93

Per share market value at end of period	$18.17	$18.81	$16.71	$16.43	$20.10

Total return (6)	3.21%	29.45%	17.42%	-8.12%	0.85%

Shares of common stock outstanding at end of period	21,702,865	18,798,815	16,474,879	13,820,110	13,811,358

Ratios and Supplemental Data:

Net asset value at end of period	$358,349,360	$315,256,439	$288,047,335	$189,607,085	$263,560,460
Ratio of expenses to average net assets (7)(8)	9.80%	10.43%	10.69%	6.73%	2.13%
Ratio of net investment income to average net assets (7)(8)	9.41%	10.77%	13.72%	10.78%	6.84%
Portfolio turnover rate (9)	30.53%	41.16%	55.32%	39.07%	37.11%
Asset coverage of preferred stock	284%	268%	286%	365%	N/A
Asset coverage of debt securities	550%	537%	722%	1028%	N/A

(1)	Per share distributions paid to preferred stockholders and the aggregate amount of amortized deferred debt issuance costs associated with the Preferred Stock are reflected in net investment income, and totaled ($0.17) and ($0.01) per share of common stock, respectively, for the six months ended June 30, 2018, ($0.40) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2017, ($0.28) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2016 and ($0.16) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2015.
(2)	Per share amounts are based on weighted average of shares of common stock outstanding for the period.
(3)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments includes a rounding adjustment to reconcile to the change in net asset value at the end of the period.
(4)	Per share amounts are based on shares of common stock outstanding as of record date.
(5)	Represents the net effect per share of the Company’s ATM offerings as well as the Company’s follow-on offerings, reflecting the excess of offering price over management’s estimated NAV per share at the time of each respective offering.
(6)	Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. Total return does not reflect any sales load. Total return for the six months ended June 30, 2018 and for the period from October 6, 2014 to December 31, 2014 are not annualized.
(7)	Ratios for the six months ended June 30, 2018 and for the period from October 6, 2014 to December 31, 2014 are annualized. Ratios include distributions paid to preferred stockholders. Ratios for the six months ended June 30, 2018 are adjusted for non-recurring charges associated with the issuance of the 6.6875% Unsecured Notes due 2028 and the redemption of the 7.00% Unsecured Notes on May 24, 2018. Additionally, ratios for the six months ended June 30, 2018 include the portion of incentive fee voluntarily waived by the Adviser of 0.09% of average net assets.
(8)	Ratios for the six months ended June 30, 2018 include interest expense on the Preferred Stock and the Unsecured Notes of 4.26% of average net assets. Ratios for the year ended December 31, 2017 include interest expense on the Preferred Stock and the Unsecured Notes of 4.20% of average net assets. Ratios for the year ended December 31, 2016 include interest expense on the Preferred Stock and the Series 2020 Notes of 3.47% of average net assets, as well as excise taxes of 0.26% of average net assets. Ratios for the year ended December 31, 2015 include interest expense on the Series A Term Preferred Stock and the Series 2020 Notes of 1.04% of average net assets.
(9)	The portfolio turnover rate is calculated as the total of investment sales executed during the period, divided by the average fair value of investments for the same period.

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Eagle Point Credit Company Inc. & Subsidiaries

Financial Highlights

Financial highlights for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014 for the Sole Member are as follows:

For the period from
June 6, 2014
(Commencement of Operations)
Per Unit Data	to October 5, 2014

Net asset value at beginning of period	$62.12
Net investment income	3.10
Net realized and unrealized capital gain (loss) on investments	0.56
Total from investment operations	3.66
Adjustment for additional cash contributions	3.56
Net asset value at end of period	$69.34
Total return (1)	5.89%

Ratios and Supplemental Data:
Net asset value at end of period	$173,338,066
Ratio of total expenses to average net assets (1)	0.00%
Ratio of net investment income to average net assets (1)	4.74%
Portfolio turnover rate (2)	52.07%

(1)	Total return and ratios for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014 are not annualized.
(2)	The portfolio turnover rate is calculated as the total of investment sales executed during the period from June 6, 2014 (Commencement of Operations) to October 5, 2014, divided by the average fair value of investments for the same period.

Note: The above Financial Highlights for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014 for the Sole Member represents the period when the Company was initially organized as a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd.

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Dividend Reinvestment Plan

The Company has established an automatic dividend reinvestment plan (“DRIP”). Each record holder of at least one full share of our common stock will be automatically enrolled in the DRIP. Under the DRIP, distributions on shares of the Company’s common stock are automatically reinvested in additional shares of the Company’s common stock by American Stock Transfer and Trust Company, LLC (the “DRIP Agent”) unless a stockholder “opts-out” of the DRIP. Holders of the Company’s common stock who receive distributions in the form of additional shares of the Company’s common stock are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Holders of shares of the Company’s common stock who opt-out of participation in the DRIP (including those holders whose shares are held through a broker or other nominee who has opted out of participation in the DRIP) will receive all distributions in cash. Reinvested distributions increase the Company’s stockholders’ equity on which a management fee is payable to the Adviser.

If the Company declares a distribution payable in cash, the Company will issue shares of common stock to participants at a value equal to 95% of the market price per share of common stock at the close of regular trading on the payment date for such distribution unless the DRIP Agent otherwise purchases shares in the open market, as described below. The number of additional shares of common stock to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by 95% of the market price. However, the Company reserves the right to purchase shares in the open market in connection with its implementation of the DRIP. If we declare a distribution to holders of our common stock, the DRIP Agent may be instructed not to credit accounts with newly issued shares and instead to buy shares in the open market if (i) the price at which newly issued shares are to be credited does not exceed 110% of the last determined NAV of the shares; or (ii) the Company has advised the DRIP Agent that since such NAV was last determined, the Company has become aware of events that indicate the possibility of a material change in per share NAV as a result of which the NAV of the shares on the payment date might be higher than the price at which the DRIP Agent would credit newly issued shares to stockholders.

In the event that the DRIP Agent is instructed to buy shares of our common stock in the open market, the DRIP Agent (or the DRIP Agent’s broker) will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the payment date for the applicable distribution, whichever is sooner (the “Last Purchase Date”), to invest the distribution amount in shares acquired in the open market. Open market purchases may be made on any securities exchange where shares of our common stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the DRIP Agent shall determine. If, before the DRIP Agent has completed its open market purchases, the market price per share of our common stock exceeds the NAV per share, the average per share purchase price paid by the DRIP Agent may exceed the NAV of the shares, resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares of common stock on the applicable payment date. Because of the foregoing difficulty with respect to open market purchases, the DRIP provides that if the DRIP Agent is unable to invest the full distribution amount in open market purchases during the purchase period or if the market discount shifts to a market premium of 10% or more of NAV during the purchase period, the DRIP Agent may cease making open market purchases and may invest the uninvested portion of the distribution amount in newly issued shares of common stock at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the distribution will be divided by 95% of the market price on the payment date.

There are no brokerage charges with respect to shares of common stock issued directly by the Company. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.10 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

Holders of the Company’s common stock can also sell shares held in the DRIP account at any time by contacting the DRIP Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. The DRIP Agent will mail a check to such holder (less applicable brokerage trading fees) on the settlement date,

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which is three business days after the shares have been sold. If a stockholder chooses to sell its shares through a broker, the holder will need to request that the DRIP Agent electronically transfer their shares to the broker through the Direct Registration System.

Stockholders participating in the DRIP may withdraw from the DRIP at any time by contacting the DRIP Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Such termination will be effective immediately if the notice is received by the DRIP Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If a holder of the Company’s common stock withdraws, full shares will be credited to their account, and the stockholder will be sent a check for the cash adjustment of any fractional share at the market value per share of the Company’s common stock as of the close of business on the day the termination is effective, less any applicable fees. Alternatively, if the stockholder wishes, the DRIP Agent will sell their full and fractional shares and send them the proceeds, less a transaction fee of $15.00 and less brokerage trading fees of $0.10 per share. If a stockholder does not maintain at least one whole share of common stock in the DRIP account, the DRIP Agent may terminate such stockholder’s participation in the DRIP Plan after written notice. Upon termination, stockholders will be sent a check for the cash value of any fractional share in the DRIP account, less any applicable broker commissions and taxes.

Stockholders who are not participants in the DRIP, but hold at least one full share of our common stock, may join the DRIP by notifying the DRIP Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. If received in proper form by the DRIP Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If a stockholders wishes to participate in the DRIP and their shares are held in the name of a brokerage firm, bank or other nominee, the stockholder should contact their nominee to see if it will participate in the DRIP. If a stockholder wishes to participate in the DRIP Plan, but the brokerage firm, bank or other nominee is unable to participate on their behalf, the stockholder will need to request that their shares be re-registered in their own name, or the stockholder will not be able to participate. The DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in their name and held for their account by their nominee.

Experience under the DRIP Plan may indicate that changes are desirable. Accordingly, the Company and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any dividend or distribution by the Company.

All correspondence or additional information about the DRIP should be directed to American Stock Transfer and Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

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Additional Information

Management

Our Board of Directors (the “Board”) is responsible for managing the Company’s affairs, including the appointment of advisers and sub-advisers. The Board has appointed officers who assist in managing the Company’s day-to-day affairs.

The Board

The Board currently consists of six members, four of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company. The Company refers to these directors as the Company’s “independent directors.”

Under our certificate of incorporation and bylaws, our board of directors is divided into three classes with staggered terms, with the term of only one of the three classes expiring at each annual meeting of our stockholders. The classification of the board across staggered terms may prevent replacement of a majority of the directors for up to a two-year period.

The directors and officers of the Company are listed below. Except as indicated, each individual has held the office shown or other offices with the same company for the last five years. Certain of the Company’s officers and directors also are officers or managers of our Adviser. Each of our directors also serves as a director of Eagle Point Income Company LLC, a registered investment company for which our Adviser also serves as investment adviser.

Name, Address[1] and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Interested Directors[2]

Thomas P. Majewski Age: 43	Class III Director and Chief Executive Officer	Since inception; Term expires 2020	Managing Partner of Eagle Point Credit Management LLC since September 2012.

James R. Matthews Age: 51	Class II Director and Chairperson of the Board	Since inception; Term expires 2019	Principal of Stone Point Capital LLC since October 2011.

Independent Directors

Scott W. Appleby Age: 53	Class I Director	Since inception; Term expires 2021	President of Appleby Capital, Inc. since April 2009.

Kevin F. McDonald Age: 52	Class III Director	Since inception; Term expires 2020	Director of Business Development and Investor Relations of Folger Hill Asset Management, LP from December 2014 to July 2018; Principal of Taylor Investment Advisors, LP from March 2002 to March 2017; Chief Executive Officer of Taylor Investment Advisors, LP from 2006 to December 2014.

Paul E. Tramontano Age: 56	Class II Director	Since inception; Term expires 2019	Senior Managing Director and Portfolio Manager at First Republic Investment Management since October 2015; Co-Chief Executive Officer of Constellation Wealth Advisors LLC from April 2007 to October 2015.

Jeffrey L. Weiss Age: 57	Class I Director	Since inception; Term expires 2021	Private Investor since June 2012; Managing Partner of Colter Lewis Investment Partners since January 2018.

[1]	The business address of each of our directors is c/o Eagle Point Credit Company Inc., 20 Horseneck Lane, Greenwich, Connecticut 06830.
[2]	Mr. Majewski is an interested director due to his position with the Adviser. Mr. Matthews is an interested director due to his position with Stone Point Capital LLC, which is an affiliate of the Adviser.

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The Company’s registration statement, prospectus and proxy statement for the annual stockholders’ meeting include additional information about our directors. A copy of the prospectus and proxy statement is available free of charge at www.eaglepointcreditcompany.com or upon request by calling (844) 810-6501.

Officers

Information regarding our officers who are not directors is as follows:

Name, Address[1] and Age	Positions Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Last Five Years

Kenneth P. Onorio Age: 50	Chief Financial Officer and Chief Operating Officer	Since July 2014	Chief Financial Officer of Eagle Point Credit Management LLC since July 2014; Chief Operating Officer of Eagle Point Credit Management LLC since August 2014; Executive Director of Private Equity and Hedge Fund Administration at JPMorgan Alternative Investment Services from September 2008 to July 2014.

Nauman S. Malik Age: 38	Chief Compliance Officer	Since September 2015	General Counsel of the Adviser since June 2015; Chief Compliance Officer of the Adviser since September 2015; Associate, Dechert LLP, a law firm, from September 2012 to May 2015.

Courtney B. Fandrick Age: 36	Secretary	Since August 2015	Deputy Chief Compliance Officer of Eagle Point Credit Management LLC since December 2014; Senior Compliance Associate, Bridgewater Associates, LP from August 2007 to December 2014.

[1]	The business address of each of our officers is c/o Eagle Point Credit Company Inc., 20 Horseneck Lane, Greenwich, Connecticut 06830. All of our officers are officers or employees of the Adviser or affiliated companies.
[2]	Each officer holds office until his or her successor is chosen and qualifies, or until his or her earlier resignation or removal.

Director and Officer Compensation

Our directors received compensation from the Company in the amounts set forth in the following table during the six months ended June 30, 2018.

Name	Aggregate Compensation from the Company[1,2]
Scott W. Appleby	$50,000	*
Kevin F. McDonald	$47,500	*
Paul E. Tramontano	$47,500	*
Jeffrey L. Weiss	$53,750	*
TOTAL	$198,750	*

*	Reflects amounts that were payable to directors as of June 30, 2018 in respect of the six-month period ending June 30, 2018. Such amounts were paid in the immediately following fiscal period.

[1]	For a discussion of the independent directors’ compensation, see below.
[2]	The Company does not maintain a pension plan or retirement plan for any of our directors.

As compensation for serving on the Board, effective January 1, 2018, each independent director receives an annual fee of $95,000. The chairman of the audit committee receives an additional annual fee of $12,500 and the chairman of the nominating committee receives an additional annual fee of $5,000 for their additional services in these capacities, as well as reasonable out-of-pocket expenses incurred in attending such meetings.

No compensation is, or is expected to be, paid by us to our directors who are “interested persons” of us, as such term is defined in the 1940 Act, or to our officers. Our officers are compensated by the Adviser or one of its affiliates, as applicable.

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We have entered into an Administration Agreement pursuant to which Eagle Point Administration LLC, our administrator (“Eagle Point Administration”), performs, or arranges for the performance of, our required administrative services, among other things. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of Eagle Point Administration’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and chief compliance officer and our allocable portion of the compensation of any administrative support staff. Our allocable portion of such total compensation is based on an allocation of the time spent on us relative to other matters. The Administration Agreement will remain in effect if approved by the Board, including by a majority of our independent directors, on an annual basis. The Administration Agreement was most recently reapproved by the Board in May 2018.

Stockholder Meeting Information

At the annual meeting of stockholders of the Company held on May 9, 2018, the stockholders of the Company voted to re-elect two Class I directors to serve until the Company’s 2021 annual meeting or until his successor is duly elected and qualified. The voting results were as follows:

Nominee	Shares Voted “For”	Shares “Withheld”	Broker Non-Votes
Scott W. Appleby[1]	20,044,598	1,987,845	0
Jeffrey L. Weiss[1]	19,391,979	2,640,464	0

[1]	Messers. Appleby and Weiss were elected by the holders of the Company’s outstanding common stock and preferred stock, voting together as a single class.

The following individuals’ terms of office as directors also continued after the annual meeting given that each person is either a Class II or Class III director and was not up for re-election at the Annual Meeting: Kevin F. McDonald, Thomas P. Majewski, James R. Matthews and Paul E. Tramontano.

Investment Advisory Agreement

At an in person meeting held on May 9, 2018, the Board, including all of the directors that are not interested persons of the Company (voting separately), unanimously voted to approve the continuation and renewal of the existing investment advisory agreement (the “Investment Advisory Agreement”) by and between the Company and the Adviser for an additional one-year period.

In reaching a decision to approve the continuation and renewal of the Investment Advisory Agreement, the Board, assisted by the advice of fund counsel, requested and received a significant amount of information and considered all the factors the Board believed relevant, including, among other things, the following: (1) the nature, extent and quality of services to be performed by the Adviser, including the investment performance of the Company and the Adviser, other comparative registered investment companies and business development companies, and certain other accounts advised by the Adviser; (2) the costs of providing services to the Company; (3) the profitability of the relationship between the Company and the Adviser, including any fall-out benefits and other benefits to the extent applicable; (4) comparative information on fees and expenses borne by other comparable registered investment companies and business development companies, and certain other accounts advised by the Adviser; and (5) the extent to which economies of scale would be realized as the Company grows and whether fee levels reflect these economies of scale for the benefit of the Company’s investors; and (6) various other factors.

The Board’s decision to renew the Investment Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of the information provided to the Board at its meetings throughout the year. The Board did not assign relative weights to the factors considered by it as the Board conducted an overall analysis of these factors. Individual members of the Board may have given different weights to different factors.

Among other factors, the Board requested, considered and evaluated information regarding:

Nature, Extent and Quality of Services and Performance

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The Board reviewed and considered the nature, extent and quality of the services provided by the Adviser under the Investment Advisory Agreement and by its affiliate under a separate administration agreement. Among other things, the Board reviewed the most recent Form ADV for the Adviser, information about the background and experience of the staff and personnel of the Adviser primarily responsible for the day-to-day portfolio management of the Company, including their experience in managing portfolios of collateralized loan obligation (“CLO”) securities and the CLO industry knowledge of the Adviser’s senior investment team. The Board also evaluated the ability of the Adviser to attract and retain high-caliber professional employees. In this regard, the Board considered information regarding the Adviser’s compensation program, which is designed to align the employees’ interests with the long-term success of the Adviser’s clients, including the Company. In addition, the Board reviewed information about the Adviser’s investment process, the financial stability, investment and risk management programs and legal and compliance programs of the Adviser and the Company’s use of leverage, the different forms of leverage used by the Company and the effect of leverage on the Company’s portfolio and performance.

The Board then reviewed and considered the Company’s performance results in terms of both (1) changes in the net asset value of the Company and (2) total returns to stockholders, each during (a) the 2015 calendar year, (b) the 2016 calendar year, (c) the 2017 calendar year, and (d) the period from the Company’s initial public offering through a recent date, and considered such performance in light of the Company’s investment objective, strategies and risks. The Board also considered and discussed at length these results in comparison to the performance results for various relevant periods of (1) an account managed by the Adviser that is comparable to the Fund in investment strategy and policy (“Comparable Account”), (2) one publicly listed registered investment company that has an investment strategy that is directly comparable to the Company (“Peer Fund”), and (3) other registered investment companies and business development companies that either invest a portion of their assets in CLO equity or junior debt securities or have similar underlying assets to the underlying assets of the CLO securities held by the Company (“Other Peer Companies”).

The Board noted the Adviser’s explanation that the relative performance of the Company and the Comparable Account in certain periods was affected by the Company’s higher use of leverage compared to the Comparable Account, which magnified the effects of unrealized gains and losses (as applicable) incurred during the relevant periods. With respect to the Company’s performance as compared to the Peer Fund on both a net asset value basis and total return basis, the Board considered the Adviser’s explanation that the Company’s relative performance in certain periods was affected by the Company’s higher relative distribution rate and higher levels of leverage of the Peer Fund compared to the Company as well as movements in market prices for CLO equity securities during the period.

While the Company’s relative performance with respect to the Other Peer Companies was mixed, the Board noted the Adviser’s explanation that such comparisons were not as meaningful as the other comparative information presented for the Board’s consideration, as the investment strategies and portfolios of the Other Peer Companies are materially different than those of the Company.

Based on a review of the above information, together with the factors referenced below, the Board concluded that it was generally satisfied with, and that the Company should continue to benefit from, the nature, extent and quality of services provided to the Company by the Adviser.

Investment Advisory Fee Rates and Total Expense Ratio

The Board then reviewed and considered the advisory fee rates, including the base management fee and incentive fee, payable by the Company to the Adviser under the Investment Advisory Agreement and the total expense ratio of the Company as of the most recent quarter. Additionally, the Board received and considered information comparing the advisory fee rates and total expense ratio of the Company with those of the Peer Fund and the Other Peer Companies for the most recent quarter (on an annualized basis).

The Board noted that the Company’s base management fee rate was lower than, the Company’s incentive fee rate was the same as, and the Company’s incentive fee hurdle was higher than, those of the Peer Fund, and that the Company’s total expense ratio was lower than that of the Peer Fund. The Board also noted that, while there were certain differences among the fee structures of the Company and each of the Other Peer Companies, the Company’s advisory fee rates generally were comparable to and within the range of those paid by each of the Other Peer Companies with (1) both management and incentive fee components to their investment adviser’s compensation and (2) a portion of their assets invested in CLO equity or junior debt securities. In

41

reviewing such information, the Board noted that the Company’s investment strategy is notably different from that pursued by the Other Peer Companies and requires a different set of skills to implement. The Board also noted that the Company’s total expense ratio (as a percentage of the total investments) was higher than all but two of the Other Peer Companies. The Board further took into consideration the fact that, of the Other Peer Companies with lower total expense ratios, each was either internally managed or otherwise did not pay incentive compensation under its investment advisory agreement. The Board additionally considered that the comparisons of the advisory fee rates and total expense ratios to the Other Peer Companies were not as meaningful, as the investment strategies and portfolios of the Other Peer Companies are materially different than those of the Company.

The Board also compared the advisory fee rates paid by each of the Company and the Comparable Account to the Adviser. The Board noted the differences in the fee structures and that the differences could cause the Company to pay a higher effective advisory fee rate than the Comparable Account in certain circumstances. The Board considered that the different rate structures are driven by investor expectations for the different types of investment vehicles, the additional complexity of the Adviser’s investment strategy in the regulatory and tax environment applicable to the Company’s portfolio and the costs associated with operating as an investment adviser for a registered investment company.

In considering the advisory fee rates, the Board also discussed the Company’s use of leverage, including the Company’s previous issuance of preferred stock and debt securities. The Board noted that while the Adviser believes that the prudent use of leverage is in the best interests of the Company and its stockholders, the use of leverage has the potential to increase the Adviser’s incentive fee and therefore may create a conflict of interest with the Company’s stockholders.

Based on its review, the Board concluded that each of the Company’s advisory fee rates and total expense ratio is fair and reasonable in light of the services provided to the Company and other factors considered.

Profitability

The Board also considered a profitability analysis of the Adviser and its affiliates with respect to the Company and the changes in such profitability over time. The Board concluded that, in light of the costs of providing investment advisory services to the Company, the Adviser’s profitability was not excessive.

Economies of Scale

The Board considered information regarding whether the Investment Advisory Agreement adequately addresses economies of scale with respect to providing advisory services to the Company. The Board considered that (1) based on the complexity and time required to manage the types of CLO securities in which the Company invests, the costs associated with managing a larger portfolio of CLO securities would be expected to require and had required additional investment resources, including personnel, and (2) such securities are generally acquired and disposed of in transactions which require considerable resources, particularly when acquired in the primary market. Based on the foregoing, the Board concluded that the opportunity of the Company to realize significant economies of scale is limited and that the lack of breakpoints in the fee structure was appropriate given the Company’s investment objectives and strategies.

Other Benefits

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Company. Based on information provided by the Adviser, the Board concluded that these benefits were not material.

Based on the information reviewed and the discussions detailed above, the Board reached a determination, through the exercise of its business judgment, that the compensation payable to the Adviser pursuant to the Advisory Agreement was fair and reasonable in light of the services to be provided to the Company by the Adviser and other factors considered.

Portfolio Information

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The SEC’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the

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Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company also makes its Form N-Q filings available on its website at www.eaglepointcreditcompany.com.

Proxy Information

The Company has delegated its proxy voting responsibility to the Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s posteffective amendment filing to its registration statement on Form N-2 made on May 2, 2018 with the SEC, which can be found on the SEC’s website at http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities for the 12-month period ending June 30, 2018 is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s Form N-PX filing made on July 31, 2018 with the SEC, which can be found on the SEC’s website at http://www.sec.gov. The Company also makes this information available on its website at www.eaglepointcreditcompany.com.

Tax Information

For the six month period ended May 31, 2018, the Company recorded distributions on our common stock equal to $1.20 per share or $24.5 million.

Privacy Information

The Company is committed to protecting your privacy. This privacy notice explains privacy policies of Eagle Point Credit Company Inc. and its affiliated companies. The terms of this notice apply to both current and former stockholders.

The Company will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Company maintains procedural safeguards that comply with federal standards.

The Company’s goal is to limit the collection and use of information about you. When you purchase shares of the Company’s common stock, the transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that the Company can send you annual and semiannual reports, proxy statements and other information required by law, and to send you information it believes may be of interest to you. The Company does not share such information with any non-affiliated third party except as described below:

•	It is the Company’s policy that only authorized employees of its investment adviser, Eagle Point Credit Management LLC, and its affiliates who need to know your personal information will have access to it.

•	The Company may disclose stockholder-related information to unaffiliated third party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Company. These companies are required to protect your information and use it solely for the purpose for which they received it.

If required by law, the Company may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

*                        *                           *

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End of Semiannual Report. Back Cover Follows.

EAGLE POINT
CREDIT COMPANY

Eagle Point Credit Company Inc.

20 Horseneck Lane
Greenwich, CT 06830
(203) 340 8500

Investment Adviser

Eagle Point Credit Management LLC

20 Horseneck Lane
Greenwich, CT 06830

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent

American Stock Transfer and Trust Company, LLC

6201 15th Avenue
Brooklyn, NY 11219
(800) 937 5449

www.eaglepointcreditcompany.com

© Eagle Point Credit Company Inc. All rights reserved.

Item 2. Code of Ethics

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 4. Principal Accountant Fees and Services

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrant

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 6. Investments

A schedule of investments is included in the Company’s report to stockholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 8. Portfolio Managers of Closed-End Investment Companies

(a)	The information required by this Item is only required in an annual report on this Form N-CSR.

(b)	There has been no change, as of the date of the filing of this N-CSR, to any of the portfolio managers identified in response to this item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

There have been no purchases by or on behalf of the registrant of shares or other units of any class of the registrant’s equity securities that are registered pursuant to Section 12 of the Exchange Act during the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activity during the six months ended June 30, 2018.

Item 13. Exhibits

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT CREDIT COMPANY INC.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer
Date:	August 15, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (principal executive officer)
Date:	August 15, 2018

By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio
Chief Financial Officer (principal financial officer)
Date:	August 15, 2018